                            SUNAMERICA INCOME FUNDS

       THE SUNAMERICA CENTER, 733 THIRD AVENUE, NEW YORK, NY 10017-3204

                 GENERAL MARKETING AND SHAREHOLDER INFORMATION

                                (800) 858-8850

  SunAmerica Income Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust") with five different investment funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with distinct investment objectives and/or strategies. Each Fund is advised and managed by SunAmerica Asset Management Corp. (the "Adviser"). An investor may invest in one or more of the following Funds:

  SunAmerica U.S. Government Securities Fund ("Government Securities Fund")-- seeks high current income consistent with relative safety of capital by investing primarily in securities issued or guaranteed by the U.S. government, or any agency or instrumentality thereof. The Government Securities Fund is neither insured nor guaranteed by the U.S. government.

  SunAmerica Federal Securities Fund ("Federal Securities Fund")--seeks current income, with capital appreciation as a secondary objective, by investing primarily in securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof. Further, a significant portion of the Fund's assets will be invested in mortgage-backed securities.

  SunAmerica Diversified Income Fund ("Diversified Income Fund")--seeks a high level of current income consistent with moderate investment risk, with preservation of capital as a secondary objective. The Fund may invest a significant portion of its assets in lower-rated bonds, commonly referred to as "junk bonds."

  SunAmerica High Income Fund ("High Income Fund")--seeks maximum current income by investing primarily in high-yield, high-risk corporate bonds. The High Income Fund invests predominantly in lower-rated bonds, commonly referred to as "junk bonds."

  SunAmerica Tax Exempt Insured Fund ("Tax Exempt Insured Fund")--seeks as high a level of current income exempt from Federal income taxes as is consistent with preservation of capital. Although particular securities of the Fund may be insured as to the timely payment of principal and interest, the Fund is not insured by any independent parties or governmental entities.

  THE DIVERSIFIED INCOME FUND MAY, AND THE HIGH INCOME FUND WILL, INVEST IN LOWER-RATED BONDS COMMONLY REFERRED TO AS "JUNK BONDS." THESE SECURITIES ARE SPECULATIVE AND MAY BE SUBJECT TO GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN ARE INVESTMENTS IN HIGHER-RATED BONDS. BECAUSE INVESTMENT IN SUCH SECURITIES ENTAILS GREATER RISKS, AN INVESTMENT IN THE DIVERSIFIED INCOME FUND AND HIGH INCOME FUND SHOULD NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM AND MAY NOT BE APPROPRIATE FOR ALL INVESTORS.

  Each Fund currently offers Class A shares and Class B shares. The High Income Fund also offers Class C shares. The offering price is the next-determined net asset value per share, plus for each class a sales charge which, at the investor's option, may be (i) imposed at the time of purchase (Class A shares) or (ii) deferred (Class B and Class C shares, and purchases of Class A shares in excess of $1 million). Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge ("CDSC") may be imposed on redemptions made within six years of purchase. Class B shares of each Fund will convert automatically to Class A shares on the first business day of the month seven years after the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares. Class C shares may be subject to a CDSC imposed on redemptions made within one year of purchase. Each Class makes distribution and account maintenance and service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). See "Purchase of Shares."

  Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank through which shares may be sold, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

  This Prospectus explains concisely what you should know before investing in any of the Funds. Please read it carefully before investing and retain it for future reference. You can find more detailed information about the Funds in the Statement of Additional Information dated January 28, 1998, which is incorporated by reference into this Prospectus, and further information about the performance of the Funds in the Trust's Annual Report to Shareholders. The Statement of Additional Information and Annual Report to Shareholders may be obtained without charge by contacting the Trust at the address or telephone number listed above.

-------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
      PASSED UPON THE ACCURACY OR  ADEQUACY OF THIS PROSPECTUS. ANY REP-
        RESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

                       PROSPECTUS DATED JANUARY 28, 1998

                               TABLE OF CONTENTS

                                     PAGE
                                     -----
Prospectus.......................... Cover
Summary of Fund Expenses............     2
Financial Highlights................     4
Investment Objectives and Policies..     7
Government Securities Fund..........     7
Federal Securities Fund.............     7
Diversified Income Fund.............     8
High Income Fund....................     8
Tax Exempt Insured Fund.............     9
Investment Techniques and Risk Fac-
 tors...............................    10
Investment Restrictions.............    17

                                       PAGE
                                       ----
Management of the Trust..............   17
Purchase of Shares...................   19
Redemption of Shares.................   22
Exchange Privilege...................   24
Portfolio Transactions, Brokerage and
 Turnover............................   25
Determination of Net Asset Value.....   25
Performance Data.....................   25
Dividends, Distributions and Taxes...   26
General Information..................   27

                            SUMMARY OF FUND EXPENSES

  A general comparison of the sales arrangements and other non-recurring ex-penses applicable to Class A, Class B and Class C shares follows:

                          GOVERNMENT    FEDERAL                                 TAX EXEMPT
                          SECURITIES  SECURITIES  DIVERSIFIED                     INSURED
                             FUND        FUND     INCOME FUND HIGH INCOME FUND     FUND
                          ----------- ----------- ----------- ----------------- -----------
                          CLASS CLASS CLASS CLASS CLASS CLASS CLASS CLASS CLASS CLASS CLASS
                            A     B     A     B     A     B     A     B     C     A     B
                          ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
SHAREHOLDER TRANSACTIONS
 EXPENSES
 Maximum Initial Sales
  Load(/1/).............  4.75%  None 4.75%  None 4.75%  None 4.75%  None  None 4.75%  None
 Maximum Sales Load on
  Reinvested Dividends..   None  None  None  None  None  None  None  None  None  None  None
 Maximum Deferred Sales
  Load(/2/).............   None 4.00%  None 4.00%  None 4.00%  None 4.00% 1.00%  None 4.00%
 Redemption Fees(/3/)...   None  None  None  None  None  None  None  None  None  None  None
 Exchange Fees..........   None  None  None  None  None  None  None  None  None  None  None
ANNUAL FUND OPERATING
 EXPENSES(/4/)
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
 (NET OF FEE WAIVERS/
 EXPENSE REIMBURSEMENTS)
 Management Fees........  0.70% 0.70% 0.52% 0.52% 0.65% 0.65% 0.75% 0.75% 0.75% 0.50% 0.50%
 12b-1 Fees(/5/)........  0.35% 1.00% 0.35% 1.00% 0.35% 1.00% 0.35% 1.00% 1.00% 0.35% 1.00%
 Other Expenses.........  0.49% 0.48% 0.54% 0.55% 0.42% 0.39% 0.40% 0.36% 0.36% 0.39% 0.38%
                          ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
Total Operating Ex-
 penses(/6/)............  1.54% 2.18% 1.41% 2.07% 1.42% 2.04% 1.50% 2.11% 2.11% 1.24% 1.88%
                          ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== =====

--------
(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1,000,000 or more. See "Purchase of Shares."

(2) Purchases of Class A shares in excess of $1,000,000 will be subject to a CDSC on redemptions made within one year of purchase. The CDSC on Class B shares applies only if a redemption occurs within six years from their pur-chase date. The CDSC on Class C shares applies only on redemptions made within one year of purchase.

(3) A $15.00 fee may be imposed for wire redemptions.

(4) The information provided for Class A and Class B shares is based on data for the fiscal year ended March 31, 1997. The information provided for Class C shares is based on estimated data for the fiscal year ending March 31, 1998.

(5) 0.25% of the 12b-1 fee comprises an Account Maintenance and Service Fee. A portion of the Account Maintenance and Service Fee is allocated to member firms of the National Association of Securities Dealers, Inc. for continu-ous personal service by such members to investors in the Funds, such as re-sponding to shareholder inquiries, quoting net asset values, providing cur-rent marketing material and attending to other shareholder matters. Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of Fair Practice of the National Association of Securities Dealers, Inc.

(6) For the fiscal year ended March 31, 1997, the total operating expenses (be-fore waivers) for Government Securities Fund Class A and High Income Fund Class B were: 1.55%, and 2.12%, respectively. All of the foregoing fee waivers and/or expense reimbursements were voluntary, and were terminated by the Adviser effective May 16, 1996.

EXAMPLE:

  You would pay the following expenses on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The 5% return and the expenses used in this example should not be considered indicative of actual or expected performance or expenses both of which will vary:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
GOVERNMENT SECURITIES FUND
 (Class A Shares)...............................  $62     $94    $127     $222
 (Class B Shares)*..............................  $62     $98    $137     $227
FEDERAL SECURITIES FUND
 (Class A Shares)...............................  $61     $90    $121     $209
 (Class B Shares)*..............................  $61     $95    $131     $215
DIVERSIFIED INCOME FUND
 (Class A Shares)...............................  $61     $90    $121     $210
 (Class B Shares)*..............................  $61     $94    $130     $213
HIGH INCOME FUND
 (Class A Shares)...............................  $62     $93    $125     $218
 (Class B Shares)*..............................  $61     $96    $133     $221
 (Class C Shares)...............................  $31     $66    $113     $244
TAX EXEMPT INSURED FUND
 (Class A Shares)...............................  $60     $85    $112     $190
 (Class B Shares)*..............................  $59     $89    $122     $195

  You would pay the following expenses on the same investment, assuming no redemption:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
GOVERNMENT SECURITIES FUND
 (Class A Shares)...............................  $62     $94    $127     $222
 (Class B Shares)*..............................  $22     $68    $117     $227
FEDERAL SECURITIES FUND
 (Class A Shares)...............................  $61     $90    $121     $209
 (Class B Shares)*..............................  $21     $65    $111     $215
DIVERSIFIED INCOME FUND
 (Class A Shares)...............................  $61     $90    $121     $210
 (Class B Shares)*..............................  $21     $64    $110     $213
HIGH INCOME FUND
 (Class A Shares)...............................  $62     $93    $125     $218
 (Class B Shares)*..............................  $21     $66    $113     $221
 (Class C Shares)...............................  $21     $66    $113     $244
TAX EXEMPT INSURED FUND
 (Class A Shares)...............................  $60     $85    $112     $190
 (Class B Shares)*..............................  $19     $59    $102     $195

  The foregoing examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

--------
* Class B shares convert to Class A shares on the first business day of the month following the seventh anniversary of the purchase of such Class B shares. Therefore, with respect to the 10-year expense information, years 8, 9 and 10 reflect the expenses attributable to ownership of Class A shares.

                              FINANCIAL HIGHLIGHTS

  The following Financial Highlights for the year ended June 30, 1993, for the period July 1, 1993 to March 31, 1994 and for each of the three years in the period ended March 31, 1997 for the Government Securities Fund and for each of the years in the period ended March 31, 1997 for the Federal Securities Fund, have been audited by Price Waterhouse LLP, each Fund's independent accountants, whose report on the financial statements containing such information for each of the five years in the period ended March 31, 1997 is included in the Trust's Annual Report to Shareholders. The information for the periods from inception to June 30, 1990 for the Government Securities Fund is derived from the Fund's financial statements, which have been audited by other independent accountants. The Financial Highlights for the semi-annual period ended September 30, 1997 are unaudited. These Financial Highlights should be read in conjunction with each Fund's financial statements and notes thereto, which are included in the Statement of Additional Information and are incorporated by reference herein.

                           GOVERNMENT SECURITIES FUND

                                        NET
                                    GAIN (LOSS)                                          DISTRI-
                                        ON                                               BUTIONS
                                    INVESTMENTS                       DISTRI-           IN EXCESS           NET
                NET ASSET    NET       (BOTH               DIVIDENDS   BUTION            OF NET            ASSET
                 VALUE,    INVEST-   REALIZED   TOTAL FROM  FROM NET   (FROM   RETURN    INVEST-   TOTAL   VALUE,
PERIOD          BEGINNING   MENT        AND     INVESTMENT INVESTMENT  OTHER     OF       MENT    DISTRI-  END OF
ENDED           OF PERIOD INCOME(1) UNREALIZED) OPERATIONS   INCOME   SOURCES) CAPITAL   INCOME   BUTIONS  PERIOD
------          --------- --------- ----------- ---------- ---------- -------- -------  --------- -------  ------
                                                                                 CLASS A
                                                                                 -------
10/01/93-
 03/31/94(/3/)    $8.68     $0.28     $(0.34)     $(0.06)    $(0.14)   $  --   $(0.01)   $(0.08)  $(0.23)  $8.39
03/31/95           8.39      0.61      (0.30)       0.31      (0.47)      --      --        --     (0.47)   8.23
03/31/96           8.23      0.62       0.16        0.78      (0.51)      --      --        --     (0.51)   8.50
03/31/97           8.50      0.59      (0.26)       0.33      (0.48)      --      --        --     (0.48)   8.35
09/30/97(/7/)      8.35      0.29       0.19        0.48      (0.23)      --      --        --     (0.23)   8.60
                                                                                 CLASS B
                                                                                 -------
06/30/88          $9.71     $0.88     $(0.30)     $ 0.58     $(0.88)   $  --   $  --     $  --    $(0.88)  $9.41
06/30/89           9.41      0.87      (0.30)       0.57      (0.87)      --      --        --     (0.87)   9.11
06/30/90           9.11      0.84      (0.21)       0.63      (0.84)      --      --        --     (0.84)   8.90
06/30/91           8.90      0.82        --         0.82      (0.73)    (0.09)    --        --     (0.82)   8.90
06/30/92           8.90      0.73      (0.02)       0.71      (0.57)    (0.16)    --        --     (0.73)   8.88
06/30/93(/5/)      8.88      0.64      (0.17)       0.47      (0.44)    (0.17)    --        --     (0.61)   8.74
07/01/93-
03/31/94           8.74      0.43      (0.40)       0.03      (0.24)      --    (0.01)    (0.13)   (0.38)   8.39
03/31/95           8.39      0.56      (0.30)       0.26      (0.41)      --      --        --     (0.41)   8.24
03/31/96           8.24      0.55       0.17        0.72      (0.45)      --      --        --     (0.45)   8.51
03/31/97           8.51      0.54      (0.26)       0.28      (0.43)      --      --        --     (0.43)   8.36
09/30/97(/7/)      8.36      0.27       0.17        0.44      (0.20)      --      --        --     (0.20)   8.60
                                       RATIO OF
                               NET     EXPENSES          RATIO OF NET
                             ASSETS,      TO              INVESTMENT         PORT-
                              END OF   AVERAGE            INCOME TO          FOLIO
PERIOD             TOTAL       YEAR      NET               AVERAGE           TURN-
ENDED           RETURN(/2/)  (000'S)    ASSETS            NET ASSETS         OVER
------          ----------- ---------- ----------------- ------------------- -----
10/01/93-
 03/31/94(/3/)     (0.68)%  $   76,586   1.35%(/4/)(/6/)     6.83%(/4/)(/6/)   35%
03/31/95            3.89        73,399   1.46(/6/)           7.50(/6/)        105
03/31/96            9.62       125,504   1.44(/6/)           7.11(/6/)        142
03/31/97            3.98       113,171   1.54(/6/)           7.01(/6/)        148
09/30/97(/7/)       5.83       107,820   1.61(/4/)           6.88              97
06/30/88            6.64%   $  191,413   2.04%               9.26%             95%
06/30/89            6.64       300,415   2.03                9.59              51
06/30/90            7.61       425,890   1.98                9.45              31
06/30/91            9.55       513,062   1.98(/6/)           9.31(/6/)         38
06/30/92            8.33     1,075,668   1.92                8.21              54
06/30/93(/5/)       5.49     1,259,845   1.82(/6/)           7.27(/6/)         73
07/01/93-
03/31/94            0.25       886,089   1.95(/4/)(/6/)      6.61(/4/)(/6/)    35
03/31/95            3.25       594,779   2.15(/6/)           6.80(/6/)        105
03/31/96            8.87       428,772   2.13                6.46             142
03/31/97            3.31       289,040   2.18                6.36             148
09/30/97(/7/)       5.37       246,923   2.25(/4/)           6.24(/4/)         97

                            FEDERAL SECURITIES FUND

                                         NET
                                     GAIN (LOSS)                                     DISTRI-
                                         ON                                          BUTIONS
                                     INVESTMENTS                                    IN EXCESS           NET
               NET ASSET   NET          (BOTH               DIVIDENDS                OF NET            ASSET
                VALUE,   INVEST-      REALIZED   TOTAL FROM  FROM NET  DISTRIBUTION  INVEST-   TOTAL   VALUE,
               BEGINNING  MENT           AND     INVESTMENT INVESTMENT FROM CAPITAL   MENT    DISTRI-  END OF
PERIOD ENDED   OF PERIOD INCOME      UNREALIZED) OPERATIONS   INCOME      GAINS      INCOME   BUTIONS  PERIOD
------------   --------- -------     ----------- ---------- ---------- ------------ --------- -------  ------
                                                                                CLASS A
                                                                                -------
10/11/93-
03/31/94(/3/)   $10.58    $0.22(/1/)   $(0.34)     $(0.12)    $(0.23)     $(0.01)    $  --    $(0.24)  $10.22
03/31/95         10.22     0.60(/1/)    (0.20)       0.40      (0.64)        --         --     (0.64)    9.98
03/31/96          9.98     0.68(/1/)     0.40        1.08      (0.63)        --         --     (0.63)   10.43
03/31/97         10.43     0.65(/1/)    (0.10)       0.55      (0.59)        --         --     (0.59)   10.39
09/30/97(/7/)    10.39     0.32(/1/)     0.44        0.76      (0.29)        --         --     (0.29)   10.86
                                                                                CLASS B
                                                                                -------
03/31/88        $10.64    $0.82        $(0.49)     $ 0.33     $(0.84)     $  --      $  --    $(0.84)  $10.13
03/31/89         10.13     0.84         (0.45)       0.39      (0.84)        --         --     (0.84)    9.68
03/31/90          9.68     0.80          0.23        1.03      (0.80)        --         --     (0.80)    9.91
03/31/91          9.91     0.77          0.44        1.21      (0.77)        --         --     (0.77)   10.35
03/31/92         10.35     0.77          0.29        1.06      (0.77)        --         --     (0.77)   10.64
03/31/93         10.64     0.70          0.14        0.84      (0.64)        --         --     (0.64)   10.84
03/31/94         10.84     0.62(/1/)    (0.71)      (0.09)     (0.49)      (0.03)     (0.01)   (0.53)   10.22
03/31/95         10.22     0.63(/1/)    (0.26)       0.37      (0.58)        --         --     (0.58)   10.01
03/31/96         10.01     0.56(/1/)     0.44        1.00      (0.56)        --         --     (0.56)   10.45
03/31/97         10.45     0.57(/1/)    (0.08)       0.49      (0.52)        --         --     (0.52)   10.42
09/30/97(/7/)    10.42     0.28(/1/)     0.45        0.73      (0.26)        --         --     (0.26)   10.89
                             NET                       RATIO OF NET
                           ASSETS,   RATIO OF           INVESTMENT         PORT-
                            END OF   EXPENSES           INCOME TO          FOLIO
                  TOTAL     PERIOD  TO AVERAGE           AVERAGE           TURN-
PERIOD ENDED   RETURN(/2/) (000'S)  NET ASSETS          NET ASSETS         OVER
------------   ----------- -------- ------------------ ------------------- -----
10/11/93-
03/31/94(/3/)     (1.14)%  $    592    1.39%(/4/)(/6/)     4.68%(/4/)(/6/)   68%
03/31/95           4.18       6,259    1.40(/6/)           6.90(/6/)        267
03/31/96          10.94      40,278    1.37                6.12             311
03/31/97           5.40      30,509    1.41                6.11             426
09/30/97(/7/)      7.41      30,682    1.45(/4/)           5.95(/4/)        233
03/31/88          3.50%    $186,573    1.82%               8.12%             22%
03/31/89           3.67     163,942    1.78                8.41              17
03/31/90          10.95     141,277    1.92                8.06              21
03/31/91          12.78     129,108    1.93                7.67              23
03/31/92          10.57     120,454    1.90                7.32              57
03/31/93           8.06     121,267    1.85                6.36              97
03/31/94          (0.89)     81,011    1.98                5.79              68
03/31/95           3.81      65,631    2.03                6.33             267
03/31/96          10.13      26,165    2.01                5.64             311
03/31/97           4.82      18,929    2.07                5.46             426
09/30/97(/7/)      7.05      18,024    2.10(/4/)           5.30(/4/)        233

-------
(1) Calculated based upon average shares outstanding
(2) Total Return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Pursuant to a reorganization of the SunAmerica Mutual Funds, the Fund changed its fiscal year end to March 31
(6) Net of the following expense reimbursements (based on average net assets):

                                6/30/91 6/30/93 3/31/94 3/31/95 3/31/96 3/31/97
                                ------- ------- ------- ------- ------- -------
       Government Securities
        Fund Class A              --      --      .10%    .07%   .04%    .01%
       Government Securities
        Fund Class B             .08%    .02%     .06%    .03%    --      --
       Federal Securities Fund
        Class A                   --      --     6.74%   1.26%    --      --

(7) Unaudited

  The following Financial Highlights for each of the periods through March 31, 1997 for the Diversified Income Fund and the High Income Fund, have been audited by Price Waterhouse LLP, each Fund's independent accountants, whose report on the financial statements containing such information for each of the five periods through March 31, 1997 is included in the Trust's Annual Report to Shareholders. The Financial Highlights for the semi-annual period ended September 30, 1997 are unaudited. These Financial Highlights should be read in conjunction with each Fund's financial statements and notes thereto, which are included in the Statement of Additional Information and are incorporated by reference herein.

                            DIVERSIFIED INCOME FUND

                                                   NET
                                              GAIN (LOSS) ON                        NET
                      NET ASSET                INVESTMENTS              DIVIDENDS  ASSET
                       VALUE,      NET        (BOTH REALIZED TOTAL FROM  FROM NET  VALUE,
                      BEGINNING INVESTMENT         AND       INVESTMENT INVESTMENT END OF    TOTAL
PERIOD ENDED          OF PERIOD   INCOME       UNREALIZED)   OPERATIONS   INCOME   PERIOD RETURN(/1/)
------------          --------- ----------    -------------- ---------- ---------- ------ -----------
                                                                             CLASS A
                                                                             -------
10/05/93 -
  10/31/93(/2/)(/5/)    $5.05     $0.02(/3/)      $ 0.01       $ 0.03     $(0.01)  $5.07      0.65%
11/01/93 -
  3/31/94                5.07      0.13(/3/)       (0.23)       (0.10)     (0.18)   4.79     (2.10)
03/31/95                 4.79      0.43(/3/)       (0.66)       (0.23)     (0.42)   4.14     (5.10)
03/31/96                 4.14      0.39(/3/)        0.16         0.55      (0.40)   4.29     13.78
03/31/97                 4.29      0.37(/3/)        0.10         0.47      (0.37)   4.39     11.43
09/30/97(/9/)            4.39      0.19(/3/)        0.33         0.52      (0.18)   4.73     12.19
                                                                             CLASS B
                                                                             -------
4/06/91 -
  10/31/91(/6/)         $5.29     $0.28           $(0.08)      $ 0.20     $(0.28)  $5.21      3.40%
10/31/92(/6/)            5.21      0.42            (0.41)        0.01      (0.40)   4.82      0.16
10/31/93(/5/)(/6/)       4.82      0.38(/3/)        0.24         0.62      (0.37)   5.07     13.35
11/01/93 -
  3/31/94                5.07      0.15(/3/)       (0.27)       (0.12)     (0.16)   4.79     (2.52)
03/31/95                 4.79      0.40(/3/)       (0.65)       (0.25)     (0.39)   4.15     (5.46)
03/31/96                 4.15      0.36(/3/)        0.17         0.53      (0.38)   4.30     13.09
03/31/97                 4.30      0.35(/3/)        0.10         0.45      (0.35)   4.40     10.73
09/30/97(/9/)            4.40      0.18(/3/)        0.34         0.52      (0.17)   4.75     12.05
                        NET                       RATIO OF NET
                      ASSETS,   RATIO OF           INVESTMENT
                       END OF   EXPENSES           INCOME TO
                       PERIOD  TO AVERAGE         AVERAGE NET         PORTFOLIO
PERIOD ENDED          (000'S)  NET ASSETS            ASSETS           TURNOVER
------------          -------- ------------------ ------------------- ---------
10/05/93 -
  10/31/93(/2/)(/5/)  $    762    1.40%(/4/)          8.92%(/4/)         249%
11/01/93 -
  3/31/94               12,600    1.42(/4/)(/8/)      8.25(/4/)(/8/)      48
03/31/95                14,213    1.59                9.58               160
03/31/96                16,762    1.46                8.96               166
03/31/97                22,601    1.42                8.68               131
09/30/97(/9/)           23,601    1.40(/4/)           8.39(/4/)           78
4/06/91 -
  10/31/91(/6/)       $ 39,790    0.00%(/4/)(/8/)     8.87%(/4/)(/8/)      8%
10/31/92(/6/)           35,409    0.74(/8/)           7.81(/8/)          191
10/31/93(/5/)(/6/)     102,519    1.78(/8/)           7.53(/8/)          249
11/01/93 -
  3/31/94              174,072    2.11(/4/)           7.48(/4/)           48
03/31/95               132,378    2.12                8.98               160
03/31/96               110,949    2.06                8.42               166
03/31/97                78,081    2.04                8.05               131
09/30/97(/9/)           75,955    2.04(4)             7.76(/4/)           78

                                HIGH INCOME FUND

                                              NET
                                         GAIN (LOSS) ON
                 NET ASSET                INVESTMENTS              DIVIDENDS
                  VALUE,      NET        (BOTH REALIZED TOTAL FROM  FROM NET
                 BEGINNING INVESTMENT         AND       INVESTMENT INVESTMENT
PERIOD ENDED     OF PERIOD   INCOME       UNREALIZED)   OPERATIONS   INCOME
------------     --------- ----------    -------------- ---------- ----------
                                                                      CLASS A
03/31/88(7)       $10.09     $1.20           $(1.03)      $0.17      $(1.16)
03/31/89(7)         9.07      1.14            (0.12)       1.02       (1.11)
03/31/90(/7/)       8.98      1.05            (1.86)      (0.81)      (1.06)
03/31/91(/7/)       7.11      0.88            (0.27)       0.61       (0.88)
03/31/92(/7/)       6.84      0.95             1.28        2.23       (1.00)
03/31/93(/7/)       8.07      0.95             0.18        1.13       (1.08)
03/31/94(/7/)       8.12      0.87(/3/)       (0.14)       0.73       (0.82)
03/31/95            8.03      0.78(/3/)       (1.03)      (0.25)      (0.83)
03/31/96            6.95      0.67(/3/)        0.02        0.69       (0.69)
03/31/97            6.95      0.65(/3/)        0.12        0.77       (0.66)
09/30/97(/9/)       7.06      0.32(/3/)        0.57        0.89       (0.31)
                                                                      CLASS B
10/01/93 -
  03/31/94(/2/)   $ 8.18     $0.38(/3/)      $(0.17)      $0.21      $(0.35)
03/31/95            8.04      0.73(/3/)       (1.02)      (0.29)      (0.79)
03/31/96            6.96      0.62(/3/)        0.03        0.65       (0.65)
03/31/97            6.96      0.61(/3/)        0.12        0.73       (0.62)
09/30/97(/9/)       7.07      0.30(/3/)        0.56        0.86       (0.28)
                                             RATIO OF
                  NET                 NET    EXPENSES          RATIO OF NET
                 ASSET              ASSETS,     TO              INVESTMENT
                 VALUE,              END OF  AVERAGE            INCOME TO
                 END OF    TOTAL      YEAR     NET             AVERAGE NET          PORTFOLIO
PERIOD ENDED     PERIOD RETURN(/1/) (000'S)   ASSETS              ASSETS            TURNOVER
------------     ------ ----------- -------- ----------------- -------------------- ---------
03/31/88(7)      $9.07      1.28%   $ 17,709   1.65%(/8/)         11.55%(/8/)           55%
03/31/89(7)       8.98     11.21      37,122   1.76               12.43                135
03/31/90(/7/)     7.11    (10.45)     23,162   1.94               12.59                112
03/31/91(/7/)     6.84      9.51      19,347   1.90               12.77                 95
03/31/92(/7/)     8.07     35.27      22,607   1.57               13.19                208
03/31/93(/7/)     8.12     15.05      30,715   1.77               11.08                232
03/31/94(/7/)     8.03      9.14      33,724   1.72               10.34                290
03/31/95          6.95     (2.91)     40,585   1.61               10.82                196
03/31/96          6.95     10.43      35,963   1.53                9.36                183
03/31/97          7.06     11.46      41,139   1.50                9.10                164
09/30/97(/9/)     7.64     12.86      44,820   1.51(/4/)           8.83(/4/)           128
10/01/93 -
  03/31/94(/2/)  $8.04      2.46%   $131,713   2.15%(/4/)(/8/)     9.07%(/4/)(/8/)     290%
03/31/95          6.96     (3.42)    153,034   2.16(/8/)          10.26(/8/)           196
03/31/96          6.96      9.83      91,800   2.06(/8/)           8.85(/8/)           183
03/31/97          7.07     10.78      98,383   2.11(/8/)           8.49(/8/)           164
09/30/97(/9/)     7.65     12.50     105,979   2.14(/4/)           8.20(/4/)           128

-------
(1) Total Return is not annualized and does not reflect sales load
(2) Commencement of sale of respective class of shares
(3) Calculated based upon average shares outstanding
(4) Annualized
(5) Pursuant to a reorganization of the SunAmerica Mutual Funds, the Fund changed its fiscal year end to March 31
(6) Restated to reflect 1.889180183-for-1 stock split effective December 16,
    1992
(7) Restated to reflect 1.174107276-for-1 stock split effective October 1, 1993
(8) Net of the following expense reimbursements (based on average net assets):

                                 3/31/88 10/31/91 10/31/92 10/31/93 3/31/94 3/31/95 3/31/96 3/31/97
                                 ------- -------- -------- -------- ------- ------- ------- -------
       Diversified Income Fund
        Class A                    --       --       --      --       .62%    --      --      --
       Diversified Income Fund
        Class B                    --      2.31%    1.25%    .38%     --      --      --      --
       High Income Fund Class A    .42%     --       --      --       --      --      --      --
       High Income Fund Class B    --       --       --      --       .08%    .08%    .08%    .01%

(9) Unaudited

  The following Financial Highlights for each of the periods through March 31, 1997 for the Tax Exempt Insured Fund, have been audited by Price Waterhouse LLP, the Fund's independent accountants, whose report on the financial statements containing such information for each of the five periods through March 31, 1997 is included in the Trust's Annual Report to Shareholders. The Financial Highlights for the semi-annual period ended September 30, 1997 are unaudited. These Financial Highlights should be read in conjunction with the Fund's financial statements and notes thereto, which are included in the Statement of Additional Information and are incorporated by reference herein.

                            TAX EXEMPT INSURED FUND

                                                 NET
                                             GAIN (LOSS)
                                                 ON                                                          RATIO OF
                                             INVESTMENTS                            NET               NET    EXPENSES
                     NET ASSET                  (BOTH               DIVIDENDS      ASSET             ASSETS     TO
                       VALUE      NET         REALIZED   TOTAL FROM  FROM NET      VALUE             END OF  AVERAGE
                     BEGINNING INVESTMENT        AND     INVESTMENT INVESTMENT     END OF   TOTAL    PERIOD    NET
   PERIOD ENDED      OF PERIOD   INCOME      UNREALIZED) OPERATIONS   INCOME       PERIOD RETURN(1) (000'S)   ASSETS
-------------------  --------- ----------    ----------- ---------- ----------     ------ --------- -------- --------
                                                              CLASS A
                                                              -------
10/31/88              $11.31     $0.82         $ 0.87      $ 1.69     $(0.82)      $12.18   15.27%  $111,476   1.30%
10/31/89               12.18      0.82           0.09        0.91      (0.82)       12.27    7.53    105,834   1.32
10/31/90               12.27      0.82          (0.07)       0.75      (0.82)       12.20    6.28     89,950   1.31
10/31/91               12.20      0.81           0.21        1.02      (0.81)       12.41    8.62     95,246   1.32
10/31/92               12.41      0.79          (0.07)       0.72      (0.80)(/3/)  12.33    5.93    110,364   1.25
10/31/93(/2/)          12.33      0.70(/4/)      0.50        1.20      (0.74)       12.79    9.95    191,350   1.10(/7/)
11/01/93-
 3/31/94               12.79      0.26(/4/)     (0.84)      (0.58)     (0.26)       11.95   (4.61)   165,216   1.28(/5/)(/7/)
03/31/95               11.95      0.63(/4/)      0.17        0.80      (0.62)       12.13    6.97    137,955   1.20(7)
03/31/96               12.13      0.59(/4/)      0.29        0.88      (0.59)       12.42    7.37    121,957   1.22
03/31/97               12.42      0.59(/4/)     (0.07)       0.52      (0.59)       12.35    4.24     98,376   1.24
09/30/97(/8/)          12.35      0.29(/4/)      0.48        0.77      (0.28)       12.84    6.32     91,469   1.25(/5/)
                                                              CLASS B
                                                              -------
10/04/93-
 10/31/93(/2/)(/6/)   $12.84     $0.02(/4/)    $(0.05)     $(0.03)    $(0.02)      $12.79   (0.24)% $  4,922   1.96%(/5/)
11/01/93-
 3/31/94               12.79      0.22(/4/)     (0.83)      (0.61)     (0.23)       11.95   (4.84)    20,765   2.12(/5/)
03/31/95               11.95      0.54(/4/)      0.19        0.73      (0.54)       12.14    6.29     25,985   1.92
03/31/96               12.14      0.50(/4/)      0.29        0.79      (0.51)       12.42    6.58     29,315   1.90
03/31/97               12.42      0.52(/4/)     (0.08)       0.44      (0.51)       12.35    3.57     25,053   1.88
09/30/97(/8/)          12.35      0.25(/4/)      0.48        0.73      (0.24)       12.84    5.98     23,629   1.90(/5/)
                       RATIO OF NET
                        INVESTMENT
                     INCOME TO AVERAGE  PORTFOLIO
   PERIOD ENDED         NET ASSETS      TURNOVER
-------------------- ------------------ ---------
10/31/88                 6.85%              20%
10/31/89                 6.68               10
10/31/90                 6.70                0
10/31/91                 6.57               16
10/31/92                 6.26               21
10/31/93(/2/)            5.56(/7/)          26
11/01/93-
 3/31/94                 4.99(/5/)(/7/)     52
03/31/95                 5.32(/7/)         162
03/31/96                 4.72               46
03/31/97                 4.77               51
09/30/97(/8/)            4.60(/5/)          20
10/04/93-
 10/31/93(/2/)(/6/)      4.09%(/5/)         26%
11/01/93-
 3/31/94                 4.17(/5/)          52
03/31/95                 4.60              162
03/31/96                 4.03               46
03/31/97                 4.13               51
09/30/97(/8/)            3.95(/5/)          20

--------
(1) Total return is not annualized and does not reflect sales load
(2) Pursuant to reorganization of the SunAmerica Mutual Funds, the Fund changed its fiscal year end to March 31
(3) Prior year amounts reclassified to net investment income
(4) Calculated based upon average shares outstanding
(5) Annualized
(6) Commencement of sale of respective class of shares
(7) Net of the following expense reimbursements (based on average net assets):

                                    10/31/93 3/31/94 3/31/95
                                    -------- ------- -------
          Tax Exempt Insured Fund
           Class A                    .10%    .11%    .04%

(8) Unaudited

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objective of the Government Securities Fund is high current income consistent with relative safety of capital. The investment objective of the Federal Securities Fund is current income, with capital appreciation as a secondary objective. The investment objective of the Diversified Income Fund is a high level of current income consistent with moderate investment risk, with preservation of capital as a secondary objective. The investment objec-tive of the High Income Fund is maximum current income. The investment objec-tive of the Tax Exempt Insured Fund is as high a level of current income ex-empt from Federal income taxes as is consistent with preservation of capital. Each Fund seeks to achieve its investment objective through investment primar-ily in fixed income securities, as described below. There can be no assurance that the investment objective of a Fund will be achieved.

  Except as specifically indicated, the investment policies and strategies de-scribed herein are not fundamental policies of the Funds and may be changed by the Board of Trustees (the "Trustees") without the approval of shareholders. Each Fund's respective investment objective and fundamental investment re-strictions, however, may not be changed without approval of shareholders of the affected Fund. See "Investment Restrictions."

                          GOVERNMENT SECURITIES FUND

  The Fund seeks to achieve its investment objective by investing primarily in securities issued or guaranteed by the U.S. government, or any agency or in-strumentality thereof ("U.S. government securities"). See "Investment Tech-niques and Risk Factors--U.S. Government Securities" for a description of the various types of U.S. government securities in which the Fund may invest. Un-der normal circumstances, the Fund's strategy is to invest its assets in such a way so as to minimize the impact of interest rate volatility.

  Under normal market conditions, at least 65% of the Fund's assets will be invested in U.S. government securities, including certain "mortgage-backed se-curities". In addition to its primary investments, the Fund may invest in short-term investments, including short-term U.S. government securities, re-purchase agreements secured by U.S. government securities, and high quality money market instruments (including commercial paper and bankers' accept-ances). See "Investment Techniques and Risk Factors" and the Statement of Ad-ditional Information for a description of other types of securities in which the Fund may invest, including mortgage-backed securities, asset-backed secu-rities and zero-coupon securities.

  The Adviser considers both the rate of return and the risk of loss in making investments. While the Adviser anticipates that, over the long term, the Fund will consist primarily of U.S. government securities, when interest rates are rising or for temporary defensive purposes, the Fund may also invest rela-tively greater portions of its assets in short-term investments. The invest-ment approach of the Adviser will be characterized by gradual, measured changes, rather than dramatic shifts, in the maturity structure of the Fund to reflect what the Adviser believes to be measurable interest rate trends. The Adviser will select debt securities with longer maturities during periods when interest rates are declining and securities with shorter maturities when in-terest rates are rising.

  Declining interest rates generally encourage strong bond markets; rising in-terest rates correspondingly tend to foster weak bond markets. As the bond market weakens, liquidity of a portfolio becomes increasingly important. For example, in an uncertain market with no clear trend in interest rates, liquid-ity is a critical factor and effective portfolio maturities may be reduced to two years or less. In a stable bond market, liquidity would be only a moderate concern and the maturities may be lengthened to approximately eight to ten years. In a strong bond market, liquidity would generally be a minor consider-ation and maturities may range from ten to thirty years.

                            FEDERAL SECURITIES FUND

  The Fund seeks to achieve its objective by investing primarily in U.S. gov-ernment securities. Under normal circumstances, the Fund's strategy is to in-vest its assets in such a way so as to maximize capital appreciation in a de-clining interest rate environment.

  Under normal market conditions, at least 80% of the Fund's assets will be invested in U.S. government securities, including "mortgage-backed securi-ties". In addition to its primary investments, the Fund may invest in short-term investments, including short-term U.S. government securities, repurchase agreements secured by U.S. government securities, and high quality money mar-ket instruments (including commercial paper and bankers' acceptances); pri-vately issued collateralized mortgage obligations; and corporate debt securi-ties. In general, the Adviser anticipates that, over the long term, the Fund's investments will consist primarily of U.S. government securities. However, when interest rates are rising or as a temporary defensive strategy, the Fund may invest a greater portion of its assets in such other types of investments. See "Investment Techniques and Risk Factors" and the Statement of Additional Information for a description of the types of securities in which the Fund may invest, including U.S. government securities, mortgage-backed securities, as-set-backed securities and zero-coupon securities.

  The investment approach of the Adviser will be characterized by gradual, measured changes, rather than dramatic shifts, in the maturity structure of the Fund to reflect what the Adviser believes to be measurable interest rate trends. The Adviser will select debt securities with longer maturities during periods when interest rates are declining and securities with shorter maturi-ties when interest rates are rising.

                            DIVERSIFIED INCOME FUND

  The Diversified Income Fund invests in a diversified portfolio of securities consisting of: (i) U.S. government securities; (ii) foreign government and corporate debt securities; and (iii) securities issued by domestic corpora-tions, including lower-rated high-yield securities, without regard to the ma-turities of such securities. Under normal conditions, at least 65% of the Fund's total assets will be invested in income-producing securities, and the Fund's assets will be invested in each of the three categories. In addi-tion, the Fund will generally have no more than 75% of its total assets in-vested in any one category. Distributable income may fluctuate as the Fund shifts assets among the three categories. See "Investment Techniques and Risk Factors" and the Statement of Additional Information for a description of the types of securities in which the Fund may invest, including mortgage-backed securities, asset-backed securities, zero-coupon securities, participation in-terests, and foreign securities.

  The higher yields and high income sought by the Fund are generally obtain-able from securities in the lower rating categories of the established rating services. Such securities are rated "Baa" or lower by Moody's Investors Serv-ice, Inc. ("Moody's") or "BBB" or lower by Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc. ("S&P"). The Fund may invest in securities rated as low as "C" by Moody's or "D" by S&P. See the Appendix to the Statement of Additional Information for a description of securities rat-ings. Such ratings indicate that the obligations are speculative and may be in default. The Fund is not obligated to dispose of securities whose issuers sub-sequently are in default or if the rating of such securities is reduced. The Fund may also invest in unrated securities which, in the opinion of the Advis-er, offer comparable yields and risks as those securities which are rated. The weighted average ratings by Moody's as a percentage of all bonds held in the Diversified Income Fund's portfolio during the fiscal year ended March 31, 1997 were "AAA" 6.67%; "Ba3" 4.49%; "Ba2" 4.16%; "Ba1" 2.80%; "B1" 31.35%;
"B2" 19.76%; "B3" 26.30%; and "Caa" 4.47%. See "Investment Techniques and Risk Factors--High Yield/High Risk Securities" below.

                               HIGH INCOME FUND

  The High Income Fund seeks to achieve its objective by investing primarily in high-yield, high-risk corporate bonds which generally are unrated or carry ratings lower than those assigned to investment grade bonds by S&P or Moody's.

  High yield is ordinarily associated with unrated bonds or bonds in the lower rating categories of the established rating services (securities rated "Baa" or lower by Moody's or "BBB" or lower by S&P). See the Appendix to the State-ment of Additional Information for a description of securities ratings. While providing higher yields, such bonds, whether rated or unrated, are subject to greater risks than lower-yielding, higher-rated, fixed income securities.

  The market value of bonds generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of bonds, and a decline in interest rates will tend to increase their value. In addition, bonds with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than bonds with shorter maturities. Fluctuations in the market value of bonds subsequent to their acquisition will not affect cash income from such bonds, but will be re-flected in net asset value.

  Although the bonds in which the High Income Fund will principally invest will be in the lower rating categories and have speculative characteristics, it will not invest in bonds rated less than "B" by Moody's or S&P unless the Adviser believes, as a result of its own analysis as described below, that the financial condition of the issuer or the protection afforded to the particular bonds is stronger than would otherwise be indicated by such low ratings. The Adviser will select not only rated bonds, but may also select unrated bonds that offer, in its opinion, an above-average yield without undue risk. The High Income Fund may invest in instruments rated "Ca," "C" or "D" if the Ad-viser believes that the opportunity for gain is greater than the risk of such an investment. From time to time, the Fund will invest in securities which are composed of both fixed income and equity components. See the Appendix to the Statement of Additional Information for a description of some of the risks as-sociated with investing in lower-rated securities. The weighted average rat-ings by Moody's as a percentage of all bonds held in the High Income Fund's portfolio during the fiscal year ended March 31, 1997 were "Ba2," 0.70%; "Ba1," 5.60%; "B1," 4.60%; "B2," 22.50%; "B3," 54.10%; and "Caa," 12.5%.

  The Adviser considers both the opportunity for gain and the risk of loss in selecting investments. Consistent with the primary objective, the Adviser an-ticipates that, under normal conditions, at least 80% of the High Income Fund's total assets will be invested in bonds, as described above. The remain-ing assets may be invested in other securities, including U.S. government se-curities, asset-backed securities, short-term debt instruments, and common and preferred stock and other equity securities. See "In- vestment Techniques and Risk Factors" for a description of the types of securities in which the Fund may invest.

                            TAX EXEMPT INSURED FUND

  The Tax Exempt Insured Fund seeks to achieve its objective by investing, un-der normal market conditions, at least 80% of its total assets in Municipal Bonds, the income of which is exempt from Federal income taxes, and at least 65% of its total assets in Municipal Bonds that, in addition to having income which is exempt from Federal income tax, also are insured as to the scheduled payment of principal and interest for as long as such bonds are held by the Fund, without regard to the maturities of such securities. The Fund's policy of investing 80% of its total assets in Municipal Bonds, the income of which is exempt from Federal income taxes, is a fundamental policy of the Fund which may not be changed without the approval of the Fund's shareholders. The Fund will not invest more than 25% of its total assets in Municipal Securities, the issuers of which are located in the same state. Further, the Fund will not in-vest in Municipal Securities rated below the four highest ratings categories of Moody's or S&P, or if unrated, deemed by the Adviser to be of comparable quality. On a temporary defensive basis or due to market conditions, the Fund may invest up to 100% of its total assets in Municipal Notes and Short-Term Taxable Securities (neither of which are insured), as well as in repurchase agreements collateralized by such securities. See the Appendix to the State-ment of Additional Information for more information with respect to ratings.

  "Municipal Securities" include long-term (i.e., maturing in over 10 years) and medium-term (i.e., maturing in 3 to 10 years) municipal bonds ("Municipal Bonds") as well as short-term (i.e., maturing in 1 day to 3 years) municipal notes and tax-exempt commercial paper ("Municipal Notes"), and in each case refers to debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their polit-ical subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel at the time of issuance, exempt from Federal income tax.

  A portion of the Municipal Bonds in which the Fund invests may be issued by state, county, city or agency authorities established for the purpose of pur-chasing residential mortgages ("Municipal Housing Bonds"). To the extent prac-ticable, the Fund will invest in insured Municipal Housing Bonds that are secured by residential mortgages, when such mortgages are either insured by the Federal Housing Authority ("FHA") or guaranteed by the Veteran's Adminis-tration ("VA") of the United States government. Although the Fund will attempt to geographically diversify its holdings of Municipal Housing Bonds, there may be similar factors affecting the mortgagor's ability to maintain payments un-der the underlying mortgages. Such factors could include changes in national and state policies relating to transfer payments such as unemployment insur-ance and welfare, and adverse economic developments, particularly those af-fecting less skilled and low income workers.

  Insurance Feature. As discussed above, the Fund will invest at least 65% of its total assets in Municipal Bonds that, at the time of purchase, either: (1) are insured under a Mutual Fund Insurance Policy issued to the Fund by Finan-cial Guaranty Insurance Company ("Financial Guaranty") or another insurer; (2) are insured under an insurance policy obtained by the issuer or underwriter of such Municipal Bonds at the time of original issuance thereof (a "New Issue Insurance Policy"); or (3) are without insurance coverage, provided that, an escrow or trust account has been established pursuant to the documents creat-ing the Municipal Bonds and containing sufficient U.S. government securities backed by the U.S. government's full faith and credit pledge to ensure the payment of principal and interest on such bonds. If a Municipal Bond already is covered by a New Issue Insurance Policy when acquired by the Fund, then coverage will not be duplicated by a Mutual Fund Insurance Policy; if a Munic-ipal Bond, other than that described in (3) above, is not covered by a New Is-sue Insurance Policy then it will be covered by a Mutual Fund Insurance Policy purchased by the Fund. The Fund may also purchase other Municipal Bonds or Mu-nicipal Notes that are insured. However, in general, Municipal Notes presently are not issued with New Issue Insurance Policies, and the Fund generally does not expect to cover Municipal Notes under its Mutual Fund Insurance Policies. Accordingly, the Fund does not presently expect that any significant portion of the Municipal Notes it purchases will be covered by insurance.

  For the fiscal year ended March 31, 1997, the premiums for a Mutual Fund In-surance Policy were 0.02% of the average net assets of the Fund.

  It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional se-curity therefor. Moreover, while insurance coverage for the Municipal Bonds held by the Fund reduces credit risk by insuring that the Fund will receive payment of principal and interest, it does not protect against market fluctua-tions caused by changes in interest rates and other factors.

  Financial Guaranty. Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company. Financial Guaranty, domiciled in the State of New York, commenced its business of providing insurance and financial guarantees for a variety of investment instruments in January 1984. FGIC Cor-poration is a subsidiary of General Electric Capital Corporation. Neither FGIC Corporation nor General Electric Capital Corporation is obligated to pay the debts of or the claims against Financial Guaranty.

  The information relating to Financial Guaranty contained herein has been furnished by Financial Guaranty. No representation is made herein as to the accuracy or adequacy of such information subsequent to the date hereof. The Fund may purchase insurance from Financial Guaranty or from other insurers. The use of insurance will result in a lower yield to shareholders of the Fund than would be the case if non-insured securities were purchased.

                    INVESTMENT TECHNIQUES AND RISK FACTORS

  U.S. GOVERNMENT SECURITIES. Each Fund may invest in securities issued or guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities. Direct obligations of the U.S. Treasury include bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance. Such securities are backed by the "full faith and cred-it" of the United States government. Securities issued or guaranteed by agen-cies or instrumentalities are supported by (i) the full faith and credit of the United States, such as obligations of the Government National Mortgage As-sociation ("Ginnie Mae"), the Farmers Home Administration or the Export-Import Bank; (ii) the limited authority of the issuer to borrow from the U.S. Trea-sury, such as obligations of the Student Loan Marketing Association, the Fed-eral Home Loan Mortgage Associa-tion ("Freddie Mac"), or the Tennessee Valley Authority; and (iii) the author-ity of the U.S. government to purchase certain obligations of the issuer, such as obligations of the Federal National Mortgage Association ("Fannie Mae"), the Federal Farm Credit System or the Federal Home Loan Banks. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities as described in (ii) and (iii) above, other than as set forth, since it is not obligated to do so by law. As such, the Fund must look principally to the agency or instrumentality issuing or guaran-teeing the obligation for ultimate repayment. U.S. government securities also include certain mortgage-backed securities, described below under "Mortgage-Backed Securities."

  MORTGAGE-BACKED SECURITIES. Each Fund may invest in mortgage-backed securi-ties, which directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities which represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. Pools of mortgage loans are assembled for sale to investors by various governmental, government-related and private organizations.

  Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In-stead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure (net of fees or costs which may be incurred). In addition, pre-payment of principal on mortgage-backed securities, which often occurs when interest rates decline, can significantly change the realized yield of these securi-ties. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owned on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

  The principal government guarantor of mortgage-backed securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securi-ties issued by approved institutions such as the FHA or VA and backed by pools of FHA-insured or VA-guaranteed mortgages.

  Residential mortgage loans are pooled by various other governmental or pri-vate entities, including Freddie Mac. Freddie Mac issues Participation Certif-icates which represent interests in mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal.

  Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae.

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans and issue fixed-income securities which are collateralized by mortgage-backed securities issued by Freddie Mac, Fannie Mae and Ginnie Mae or by pools of conventional mortgages, and are referred to as "collateralized mortgage obligations" ("CMOs"). Pools created by such non-governmental issuers and CMOs issued by the pools generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by govern-mental entities, private insurers and the mortgage poolers. In the case of CMOs, timely payment of interest and principal is supported by the government-related securities which collateralize such obligations or by a pool of con-ventional mortgages. There can be no assurance that the private insurers can meet their obligations under the policies.

  The mortgage-backed securities in which the Funds may invest include stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. government securities in which the Funds invest. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mort-gage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is ex-tremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the un-derlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Fund's yield. Notwithstanding the Funds' ability to do so, they will not invest in the "principal only" component of stripped mortgage-backed securities until further notice. While interest only and principal only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's net asset value per share. Only government in-terest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Fund's limita-tion on investments in illiquid securities.

  The Diversified Income Fund, Federal Securities Fund and Government Securi-ties Fund may also enter into "forward roll" transactions with U.S. government agencies or financial institutions with respect to the mortgage-backed securi-ties in which it may invest. A Fund would be required to place cash or liquid securities in a segregated account with its custodian in an amount equal to its obligation under the roll; that amount is subject to the limitation on borrowing described in the Statement of Additional Information.

  ASSET-BACKED SECURITIES. Each Fund, other than the Diversified Income Fund, may invest up to 15% of its net assets in asset-backed securities meeting such Fund's credit quality restrictions. With respect to Diversified Income, the Fund may invest in asset-backed securities without regard to the aforemen-tioned net asset limitation. Asset-backed securities issued by trusts and spe-cial purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. See the Statement of Additional Information for further information on these securi-ties.

  ZERO-COUPON SECURITIES. The Funds may invest in zero-coupon securities as follows: (i) the Government Securities Fund, Federal Securities Fund, Diversi-fied Income Fund and High Income Fund may invest in zero-coupon securities is-sued by the U.S. Treasury; and, in addition, (ii) the Diversified Income Fund and High Income Fund may invest in zero-coupon securities issued by both do-mestic and foreign corporations, and (iii) the Tax Exempt Insured Fund may in-vest in zero-coupon securities issued by state and local government entities. Zero-coupon U.S. government securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts, or
(ii) certificates representing interest in such stripped debt obligations or coupons. Because a zero-coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep dis-count from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Because the Funds accrue taxable income from these securities without receiving cash, the Funds may be required to sell portfolio securities in order to pay a divi-dend, depending upon the proportion of shareholders who elect to receive divi-dends in cash rather than reinvesting dividends in additional shares of the Funds. Cash distributed or held by the Funds and not reinvested will hinder the Funds in seeking a high level of current income. Corporate zero-coupon se-curities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or deben-tures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturi-ty, usually at a higher rate than if interest were payable from the date of issuance and may also make interest payments-in-kind (e.g., with identical zero-coupon securities). Such corporate zero-coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in ac-cordance with the terms of the obligation. The Funds must accrue the discount or interest on high-yield bonds structured as zero-coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. Municipal zero-coupon securities are:
(i) notes or bonds which do not pay current interest and are issued at sub-stantial discounts from par value, or (ii) notes or bonds that pay no current interest until a stated date one or more years into the future, after which the securities convert to interest bearing securities, generally on a semi-annual basis. The Funds must accrue the discount or interest on the bonds structured as zero-coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date.

  PARTICIPATION INTERESTS. The Diversified Income Fund and High Income Fund may acquire participation interests in senior, fully-secured floating rate loans that are made primarily to U.S. companies (the "borrower"). Such partic-ipation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. Each Fund's investments in participation interests are subject to its 10% of net assets limitation on investments in illiquid securities. The Funds may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, that have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as the percentage of a bank's prime rate. Par-ticipation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have diffi-culty making payments and may have senior securities rated as low as "C" by Moody's or "D" by S&P. In the event the borrower fails to pay scheduled inter-est or principal payments, a Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares.

  FOREIGN SECURITIES. The Diversified Income Fund and High Income Fund may in-vest in U.S. dollardenominated fixed-income securities issued by domestic cor-porations in any industry. The Funds may also invest in debt obligations (which may be denominated in U.S. dollars or in non-U.S. currencies), issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions hav-ing taxing authority), their agencies or instrumentalities, and debt obliga-tions issued by U.S. corporations which are either denominated in non-U.S. currencies or traded in foreign markets (e.g., Eurobonds). The Funds may pur-chase securities issued by issuers in any country; provided that, the Funds may not invest more than 25% of their respective total assets in the securi-ties issued by entities domiciled in any one foreign country. Investment in securities or issuers in non-industrialized countries generally involves more risk and may be considered highly speculative. There is no restriction as to the size of the issuer. These investments may include debt obligations such as bonds, debentures and notes (including variable and floating rate instru-ments), zero-coupon securities and sinking funds and callable bonds. If a bond held by a Fund is selling at a premium (or discount) and the issuer exercises a call or makes a mandatory sinking fund payment, the Fund would realize a loss (or gain) in market value; the income from the reinvestment of the pro-ceeds would be determined by current market conditions.

  The percentage of the Diversified Income Fund's or High Income Fund's total assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign coun-tries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to share-holders.

  The Diversified Income Fund and High Income Fund may each invest in securi-ties of foreign issuers in the form of American Depositary Receipts

(ADRs), European Depositary Receipts (EDRs) or other similar securities con-vertible into securities of foreign issuers. These securities may not neces-sarily be denominated in the same currency as the securities into which may be converted. Each such Fund may also invest in securities denominated in Euro-pean Currency Units (ECUs). An ECU is a "basket" consisting of specified amounts of currencies of certain of the twelve member states of the European Community. See "Foreign Securities" in the Statement of Additional Information for a further discussion of these types of securities. Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange are not considered "foreign securities" for purposes of a Fund's 25% limitation on investments in such securities.

  Foreign securities are subject to risks different than those involved in in-vestment in domestic securities and markets. Foreign investments may be af-fected favorably or unfavorably by changes in currency rates and exchange-con-trol regulations and costs will be incurred in connection with conversions be-tween various currencies. The value of a security may fluctuate as a result of currency exchange rates in a manner unrelated to the underlying value of the security. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and require-ments comparable to those applicable to U.S. companies. Securities of some foreign companies may be less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. In addition, there is generally less governmental reg-ulation of stock exchanges, brokers and listed companies abroad than in the U.S. Investments in foreign securities may also be subject to other risks, different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confisca-tory taxation and imposition of withholding taxes on income from sources within such countries.

  ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets, de-termined as of the date of purchase, in illiquid securities including repur-chase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities), and securities that are not readily marketable in securities markets either within or outside the United States. Restricted securities that the Board of Trust-ees, or the Advisor pursuant to guidelines established by the Board of Trust-ees, has determined to be marketable, such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Secu-rities Act"), or certain private placements of commercial paper issued in re-liance on an exemption from the Securities Act pursuant to Section 4(2) there-of, may be deemed to be liquid for purposes of this restriction. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio during such period. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. See "Illiquid Securities" in the Statement of Additional Information for a further discussion of invest-ments in such securities.

  SHORT-TERM AND TEMPORARY DEFENSIVE INVESTMENTS. In addition to their primary investments, each Fund may also invest up to 10% of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses). For temporary defensive purposes, each Fund may invest up to 100% of its total assets in short-term fixed-income securities, including corporate debt obliga-tions and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). Money market instruments include se-curities issued or guaranteed by the U.S. government, its agencies or instru-mentalities, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. See the Appendix to the Statement of Additional In-formation for a description of securities ratings.

  REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements in or-der to generate income while providing liquidity. When a Fund acquires a secu-rity from a bank or securities dealer, it may simultaneously enter into a re-purchase agreement, wherein the seller agrees to repurchase the security at a mutually agreed-upon time (generally within seven days) and price. The repur-chase price is in excess of the purchase price by an amount which reflects an agreed-upon market rate of return, which is not tied to the coupon rate or maturity of the underlying security. Repurchase agreements will be fully collateralized. If, however, the seller defaults on its obligation to repurchase the underlying security, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the col-lateral by the Fund may be delayed or limited. There is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

  WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or de-layed-delivery transactions generally involve the purchase or sale of a secu-rity with payment and delivery at sometime in the future--i.e. beyond normal settlement. While the Fund will only purchase securities on a when-issued or delayed-delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed ad-visable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will maintain in a segregated account liquid assets having a value equal to or greater than the Fund's purchase commitments. The Fund will likewise segregate liquid as-sets in respect of securities sold on a delayed-delivery basis. Subject to this requirement, each Fund may purchase securities on such basis without lim-itation.

  LOANS OF PORTFOLIO SECURITIES. Each Fund may lend portfolio securities in amounts up to 33% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral. By lending its portfolio securities, a Fund will receive income while retaining the secu-rities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. How-ever, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy.

  LEVERAGE. In seeking to enhance investment performance, the Federal Securi-ties Fund, Diversified Income Fund and High Income Fund may borrow money for investment purposes and may each pledge its assets to secure such borrowings. This is the speculative factor known as leverage. This practice may help a Fund increase the net asset value of its shares in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of bor-rowed monies does not fully recover the costs of such borrowing, the net asset value of a Fund's shares would be reduced by a greater amount than would oth-erwise be the case. The effect of leverage will therefore tend to magnify the gains or losses to a Fund as a result of investing the borrowed monies. During periods of substantial borrowings, the net asset value of a Fund's shares would be reduced due to the added expense of interest on borrowed monies. Each Fund is authorized to borrow and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., 50% of its net assets). The time and extent to which a Fund may employ leverage will be de-termined by the Adviser in light of changing facts and circumstances, includ-ing general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board. A Fund's policy regarding the use of leverage is fundamental, and may not be changed without the approval of the shareholders of the respective Fund.

  Under the 1940 Act, the value of a Fund's assets less liabilities, other than borrowings, must be at least three times all of the Fund's borrowings, including the proposed borrowing. If for any reason the value of a Fund's as-sets falls below the 1940 Act requirement, the Fund must, within three busi-ness days, reduce its borrowings to satisfy such requirement. To do this, a Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

  HEDGING AND INCOME ENHANCEMENT STRATEGIES. Each Fund may write covered calls to enhance income. For hedging purposes as a temporary defensive maneuver, each Fund may use interest rate futures and stock and bond index futures (together, "Futures"); forward con-tracts on foreign currencies; and call and put options on equity and debt se-curities, Futures, stock and bond indices and foreign currencies (all of the foregoing are referred to as "Hedging Instruments"). A call or put may be pur-chased only if, after such purchase, the value of all call and put options held by the Fund would not exceed 5% of the Fund's total assets. A Fund will not use Futures and options on Futures for speculation. All puts and calls on securities, interest rate futures or stock and bond index futures or options on such Futures purchased or sold by the Fund will be listed on a national se-curities or commodities exchange or on U.S. over-the-counter markets.

  Special Risks of Hedging and Income Enhancement Strategies. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and Futures contracts and options on Futures contracts include: (1) dependence on the Adviser's ability to correctly pre-dict movements in the direction of interest rates, securities prices and cur-rency markets; (2) imperfect correlation between the price of options and Futures contracts and options thereon and movements in the prices of the secu-rities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securi-ties; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible in-ability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. A transaction is "covered" when the Fund owns the secu-rity subject to the option on such security, or some other security acceptable for applicable escrow requirements. See the Statement of Additional Informa-tion for further information concerning income enhancement and hedging strate-gies and the regulation requirements relating thereto.

  HIGH-YIELD/HIGH-RISK SECURITIES. The High Income Fund invests primarily in high yielding, lower-rated bonds, commonly called "junk bonds." The Diversi-fied Income Fund may also invest in these securities. Bonds that are rated "Baa" or lower by Moody's or "BBB" or lower by S&P, or unrated bonds of compa-rable quality, are generally considered to be high-yield bonds. These high-yield bonds are subject to greater risks than lower yielding, higher-rated debt securities.

  Risk Factors Applicable to High-Yield/High-Risk Securities. It should be noted that lower-rated securities are subject to risk factors such as: (a) vulnerability to economic downturns and changes in interest rates; (b) sensi-tivity to adverse economic changes and corporate developments; (c) redemption or call provisions which may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation which could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds (e.g., zero-coupon bonds or pay-in-kind bonds). See "Dividends, Distri-butions and Taxes."

  High-yield bonds, like other bonds, may contain redemption or call provi-sions. If an issuer exercises these provisions in a declining interest rate market, the High Income Fund or Diversified Income Fund would have to replace the security with a lower yielding security, resulting in lower return for in-vestors. Conversely, a high-yield bond's value will decrease in a rising in-terest rate market.

  There is a thinly traded market for high-yield bonds, and recent market quo-tations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not repre-sent firm bids from such dealers or prices for actual sales. As a result, the Diversified Income Fund and High Income Fund may have difficulty valuing the high-yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired.

  Ratings assigned by Moody's and S&P to high-yield bonds, like other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a portfolio security's rating is changed, the Adviser will determine whether the security will be re-tained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high-yield bonds may make achievement of a Fund's objective more dependent on the Adviser's own credit analysis than is the case for higher-rated bonds.

  Market prices for high-yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the li-quidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could se-verely disrupt the market for high-yield bonds.

  The risk of default in payment of principal and interest on high-yield bonds is significantly greater than with higher-rated debt securities because high-yield bonds are generally unsecured and are often subordinated to other obli-gations of the issuer. Further, the issuers of high-yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic condi-tions, such as recession or increasing interest rates. Upon a default, bond-holders may incur additional expenses in seeking recovery.

  As a result of all these factors, the net asset value of the High Income Fund and the Diversified Income Fund, to the extent it invests in high-yield bonds, is expected to be more volatile than the net asset value of funds which invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemp-tions in turn may cause a fund to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

  FUTURE DEVELOPMENTS. Each Fund may invest in securities and other instru-ments which do not presently exist but may be developed in the future, pro-vided that each such investment is consistent with the Fund's investment ob-jectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus will be amended or supplemented as ap-propriate to discuss any such new investments.

                            INVESTMENT RESTRICTIONS

  Each Fund has adopted certain fundamental policies designed to maintain the diversity of its portfolio and reduce investment risk. With respect to 75% of a Fund's total assets, such Fund may not invest more than 5% of such assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities) or, with respect to 100% of a Fund's total assets, purchase more than 10% of an issuer's voting securities. The High Income Fund may not purchase more than 10% of any class of an issuer's outstanding securities. A Fund may not purchase securities (other than obligations issued or guaranteed by the U.S. government, its agen-cies and instrumentalities) if as a result of such purchase more than 25% of a Fund's total assets would be invested in any one industry. See the Statement of Additional Information for information concerning other fundamental poli-cies.

                            MANAGEMENT OF THE TRUST

  TRUSTEES. The Trustees of the Trust are responsible for the overall supervi-sion of the operation of the Trust and each Fund and perform various duties imposed on trustees of investment companies by the 1940 Act and by The Common-wealth of Massachusetts.

  THE ADVISER. The Adviser selects and manages the investments of each Fund, provides various administrative services and supervises the Funds' daily busi-ness affairs, subject to general review by the Trustees. The Adviser is an in-direct wholly-owned subsidiary of SunAmerica Inc. ("SunAmerica"), an invest-ment-grade financial services company which, as of December 31, 1997 has over $52 billion in assets. SunAmerica's principal executive offices are located at 1 SunAmerica Center, Century City, Los Angeles, CA 90067-6022. In addition to serving as adviser to the Funds, the Adviser serves as adviser, manager and/or administrator for Anchor Pathway Fund, SunAmerica Equity Funds, SunAmerica Money Market Funds, Inc., Style Select Series, Inc.,

Anchor Series Trust, SunAmerica Series Trust and Seasons Series Trust. As of December 31, 1997, the Adviser managed, advised and/or administered assets of approximately over $12 billion for investment companies, individuals, pension accounts, and corporate and trust accounts.

  Pursuant to the Investment Advisory and Management Agreement entered into between the Adviser and the Trust, on behalf of each Fund, each Fund pays the Adviser a fee, payable monthly, computed daily at the following annual rates:

FUND                                                    FEE
----                                                    ---
Government Securities Fund High Income Fund............
                                                        .75% of average daily
                                                        net assets up to $200
                                                        million; .72% of the
                                                        next $200 million; and
                                                        .55% of average daily
                                                        net assets in excess of
                                                        $400 million.
Federal Securities Fund................................ .55% of average daily net assets up to $25
                                                        million; .50% of the
                                                        next $25 million; and
                                                        .45% of average daily
                                                        net assets in excess of
                                                        $50 million.
Diversified Income Fund................................ .65% of average daily net assets up to $350
                                                        million; and .60% of
                                                        average daily net assets
                                                        in excess of $350
                                                        million.
Tax Exempt Insured Fund................................ .50% of average daily net assets up to $350
                                                        million; and .45% of
                                                        average daily net assets
                                                        in excess of $350
                                                        million.

The advisory fee with respect to Government Securities Fund and High Income Fund is higher than that paid by most other investment companies. For the fis-cal year ended March 31, 1997, each Fund paid the Adviser a fee equal to the following percentage of average daily net assets: Government Securities Fund--
 .70%; Federal Securities Fund-- .52%; Diversified Income Fund--.65%; High In-come Fund--.75%; and Tax Exempt Insured Fund--.50%.

  The Fixed Income Investment Team is responsible for the portfolio management of each of the Funds. The Team, which is headed by P. Christopher Leary, is composed of six portfolio managers and research analysts. Individual members of the Team may focus more heavily on particular Funds or particular aspects of the fixed-income markets. Mr. Leary is an Executive Vice President and Director of Fixed-Income of the Adviser and has been a portfolio manager with the firm since 1990.

  THE DISTRIBUTOR. SunAmerica Capital Services, Inc. (the "Distributor"), an indirect wholly owned subsidiary of SunAmerica, acts as distributor of the shares of each Fund pursuant to the Distribution Agreement between the Dis-tributor and the Trust on behalf of each Fund. The Distributor receives all initial and deferred sales charges in connection with the sale of Fund shares, all or a portion of which it may reallow to other broker-dealers. The Distrib-utor and other broker-dealers pay commissions to salespersons, as well as the cost of printing and mailing prospectuses to potential investors and of any advertising expenses incurred by them in connection with their distribution of Fund shares.

  The Distributor, at its expense, may from time to time, provide additional compensation to broker-dealers (including in some instances affiliates of the Distributor) in connection with sales of shares of the Funds. Such compensa-tion may include (i) full reallowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other broker-dealer-sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant amount of shares of the Funds. Compen-sation may also include payment for travel expenses, including lodging, in-curred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Funds' shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by the laws of any state or any self-regulatory agency, such as, for example, the National Association of Se-curities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act.

  Certain laws and regulations limit the ability of banks and other depository institutions to underwrite and distribute securities. However, in the opinion of the Adviser based upon the advice of counsel, these laws and regu-lations do not prohibit such depository institutions from providing other services to investment companies of the type contemplated by the Distribution Plans (as described below). The Trustees will consider appropriate modifica-tions to the operations of the Funds, including discontinuance of payments un-der the Distribution Plans to banks and other depository institutions, in the event such institutions can no longer provide the services called for under their agreements. Banks and other financial services firms may be subject to various state laws regarding services described, and may be required to regis-ter as dealers pursuant to state laws.

  DISTRIBUTION PLANS. Rule 12b-1 under the 1940 Act permits an investment com-pany, directly or indirectly, to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of directors and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of each class of shares of each Fund have adopted Distribution Plans hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class C Plan," and collec-tively as the "Distribution Plans." In adopting each Distribution Plan, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Trust and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

  Under the Class A Plan, the Distributor may receive payments from a Fund at an annual rate of up to 0.10% of average daily net assets of such Fund's Class A shares to compensate the Distributor and certain securities firms for pro-viding sales and promotional activities for distributing that class of shares. Under the Class B and Class C Plans, the Distributor may receive payments from a Fund at the annual rate of up to 0.75% of the average daily net assets of such Fund's Class B and Class C shares, respectively, to compensate the Dis-tributor and certain securities firms for providing sales and promotional ac-tivities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses, such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year, the amount paid to the Distributor under one or more of the Distribution Plans may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Fund by their customers.

  For the fiscal year ended March 31, 1997, under the Class A Plan, each Fund paid the Distributor a fee equal to the following percentages of average daily net assets: Government Securities Fund--.35%; Federal Securities Fund--.35%; Diversified Income Fund--.35%; High Income Fund--.35%; and Tax Exempt Insured Fund--.35%. For the same period, under the Class B Plan, each Fund paid the Distributor a fee equal to the following percentages of average daily net as-sets: Government Securities Fund--1.00%; Federal Securities Fund--1.00%; Di-versified Income Fund--1.00%; High Income Fund--1.00%; and Tax Exempt Insured Fund--1.00%.

  THE ADMINISTRATOR. The Trust has entered into a Service Agreement under the terms of which SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly owned subsidiary of SunAmerica, assists the Transfer Agent in providing share-holder services. Pursuant to the Service Agreement, as compensation for serv-ices rendered, SAFS receives a fee from the Trust, calculated and payable monthly, at an annual rate of 0.22% of average daily net assets. See the Statement of Additional Information for further information.

                              PURCHASE OF SHARES

  GENERAL. Shares of each of the Funds are sold at the respective net asset value next calculated after receipt of a purchase order, plus a sales charge which, at the election of the investor, may be im posed either (i) at the time of purchase (Class A shares), or (ii) on a deferred basis (Class B and Class C shares and certain Class A shares).

  The minimum initial investment in each Fund is $500 and the minimum subse-quent investment is $100. However, for (i) wrap or certain other advisory ac-counts for the benefit of clients of broker-dealers, financial institutions, registered investment advisers or financial planners adhering to certain stan-dards established by the Distributor, and (ii) Individual Retirement Accounts ("IRAs"), Keogh Plan accounts and accounts for other qualified plans, the min-imum initial investment is $250 and the minimum subsequent investment is $25. The decision as to which class is most beneficial to an investor depends on the amount and intended length of the investment. Investors making large in-vestments, qualifying for a reduced initial sales charge, might consider Class A shares because there is a lower distribution fee than Class B and Class C shares. Investors making small investments might consider Class B and Class C shares because 100% of the purchase price is invested immediately. Sharehold-ers who purchase $1,000,000 or more of shares of the Funds should only pur-chase Class A shares. Investors should consider the CDSC period and any con-version rights in the context of their investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to an on-going distribution fee. Accordingly, Class B shares may be more appropriate than Class C shares for investors with a longer term investment time frame. Dealers may receive different levels of compensation depending on which class of shares they sell.

  Upon making an investment in shares of a Fund, an open account will be es-tablished under which shares of the applicable Fund and additional shares ac-quired through reinvestment of dividends and distributions will be held for each shareholder's account by State Street Bank and Trust Company ("State Street") and its affiliate, National Financial Data Services ("NFDS") (collec-tively, the "Transfer Agent"). Shareholders will not be issued certificates for their shares unless they specifically so request in writing. Shareholders receive regular statements from the Transfer Agent that report each transac-tion affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

  CLASS A SHARES. Class A shares are offered at net asset value plus an ini-tial sales charge, which varies with the size of the purchase as follows:

                                                                      CONCESSION
                                                      SALES CHARGE    TO DEALERS
                                                    ----------------- ----------
                                                      % OF   % OF NET    % OF
                                                    OFFERING  AMOUNT   OFFERING
SIZE OF PURCHASE                                     PRICE   INVESTED   PRICE
----------------                                    -------- -------- ----------
Less than $100,000.................................  4.75%    4.99%     4.00%
$100,000 but less than $250,000....................  3.75%    3.90%     3.00%
$250,000 but less than $500,000....................  3.00%    3.09%     2.25%
$500,000 but less than $1,000,000..................  2.10%    2.15%     1.35%
$1,000,000 or more.................................   NONE     NONE   see below

  No sales charge is payable at the time of purchase on investments of $1 million or more. In addition, subject to the conditions listed below, shares may be purchased at net asset value, without payment of a sales charge, by employee benefit plans qualified under Sections 401 or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, "Plans"). A Plan will qualify for purchases at net asset value, provided that,
(a) the initial amount invested in one or more of the Funds (or in combination with the shares of other funds in the SunAmerica Family of Mutual Funds) is at least $1,000,000, (b) the sponsor signs a $1,000,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator for which has an agreement with the Distributor with respect to such purchases, and all such transactions for the plan are executed through a single omnibus account.

  Nevertheless, the Distributor will pay a commission to any dealer who initi-ates or is responsible for such an investment, in the amount of 1.00% of the amount invested. Redemptions of such shares within the twelve months following their purchase will be subject to a CDSC at the rate of 1.00% of the lesser of the net asset value of the shares being redeemed (exclusive of reinvested div-idends and distributions) or the total cost of such shares. This CDSC is paid to the Distributor. Redemptions of such shares held longer than twelve months would not be subject to a contingent deferred sales charge. However, one-half of the commission paid, with respect to such a purchase, is subject to forfei-ture by the dealer in the event the redemption occurs during the second year from the date of purchase. In determining whether a deferred sales charge is payable, it is assumed that shares purchased with reinvested dividends and distribu-tions and then other shares held the longest are redeemed first.

  To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors and other full-time employees of SunAmerica and its affil-iates, as well as members of the selling group and family members of the fore-going. In addition, the sales charge is waived with respect to shares pur-chased by wrap or certain other advisory accounts for the benefit of clients of broker-dealers, financial institutions, registered investment advisers or financial planners adhering to certain standards established by the Distribu-tor. Shares purchased under this waiver are subject to certain limitations de-scribed in the Statement of Additional Information. Complete details concern-ing how an investor may purchase shares at reduced sales charges may be ob-tained by contacting Shareholder/Dealer Services at (800) 858-8850.

  There are certain special purchase plans for Class A shares which can reduce the amount of the initial sales charge to investors in the Funds. For more in-formation about "Rights of Accumulation," the "Letter of Intent," "Combined Purchase Privilege," "Reduced Sales Charges for Group Purchases" and the "Net Asset Value Transfer Program," see the Statement of Additional Information.

  CLASS B SHARES. Class B shares are offered at net asset value. Certain re-demptions of Class B shares within the first six years of the date of purchase are subject to a CDSC. The charge is assessed on an amount equal to the lesser of the then-current market value or the purchase price of the shares being re-deemed. No charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining whether the CDSC is applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the re-demption is first of any Class A shares, second of any shares in the share-holder's Fund account that are not subject to a CDSC (i.e., shares represent-ing reinvested dividends and distributions), third of shares held for more than six years and fourth of shares held the longest during the six-year peri-od. The CDSC will not be applied to dollar amounts representing an increase in the net asset value of the shares being redeemed since the time of purchase of such redeemed shares. The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Fund shares until the time of redemption of such shares. Solely for purposes of determin-ing the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC.

                                                       CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE OF
YEAR SINCE PURCHASE                                       DOLLARS INVESTED OR
PAYMENT WAS MADE                                          REDEMPTION PROCEEDS
-------------------                                    -------------------------
First.................................................              4%
Second................................................              4%
Third.................................................              3%
Fourth................................................              3%
Fifth.................................................              2%
Sixth.................................................              1%
Seventh and thereafter................................              0%

  Shareholders of a Fund that acquired their Class B shares pursuant to a re-organization effected with another SunAmerica mutual fund will remain subject to the terms of the CDSC in effect for the previous fund at the time of such reorganization. For additional information, see "Additional Information Re-garding Purchase of Shares" in the Statement of Additional Information.

  Conversion Feature. Class B shares (including a pro rata portion of the Class B shares purchased through the reinvestment of dividends and distribu-tions) will convert automatically to Class A shares on the first business day of the month following the seventh anniversary of the issuance of such Class B shares. Subsequent to the conversion of a Class B share to a Class A share, such share will no longer be subject to the higher distribution fee of Class B shares. Such conversion will be on the basis of the relative net asset values of Class B shares and Class A shares, without the imposition of any sales load, fee or charge.

  CLASS C SHARES. Class C shares are offered at net asset value. Certain re-demptions of Class C shares within the first year of the date of purchase are subject to a CDSC of 1%. The method for calculating any such CDSC will be the same method used for calculating the CDSC for Class B shares. See "Class B Shares" above.

  WAIVER OF CDSC. The CDSC applicable to Class B and Class C shares will be waived, subject to certain conditions, in connection with redemptions which are: (a) requested within one year of the death of the shareholder of an indi-vidual account or of a joint tenant where the surviving joint tenant is the deceased's spouse; (b) requested within one year after the shareholder of an individual account or a joint tenant on a spousal joint tenant account becomes disabled; (c) taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which the Adviser serves as fiduciary (e.g., prepares all necessary tax reporting documents); provided that, in the case of a taxable distribution, the plan participant or accountholder has attained the age of 59 1/2 at the time the redemption is made; (d) made pursuant to a Systematic Withdrawal Plan up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the Plan is established, provided, however, that all dividends and capital gains distributions are reinvested in Fund shares; and (e) made of shares in accounts consisting of assets which were originally individually managed by the Adviser and had paid an investment advisory fee to the Adviser. See the Statement of Additional Information for further informa-tion concerning conditions with respect to (a) and (b) above. For information on the waiver of the CDSC, contact Shareholder/Dealer services at (800) 858-8850.

  Other CDSC Information. For Federal income tax purposes, the amount of the CDSC will reduce the amount realized on the redemption of shares, while reducing gain or increasing loss. For information on the imposition and waiver of the CDSC contact Shareholder/Dealer Services at (800) 858-8850.

  ADDITIONAL PURCHASE INFORMATION. All purchases are confirmed to each share-holder. The Trust and Distributor reserve the right to reject any purchase or-der and may at any time discontinue the sale of any class of shares of any Fund. Share certificates are issued upon written request, but no certificate is issued for fractional shares.

  Shares of the Funds may be purchased through the Distributor or SAFS, by check or federal funds wire and through a dollar cost averaging program. Checks should be made payable to the specific Fund or to "SunAmerica Funds". If the payment is for a retirement plan account for which the Adviser serves as fiduciary, please indicate on the check that payment is for such an ac-count. Payments to open new accounts should be mailed to SunAmerica Fund Serv-ices, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with a completed New Account Applica-tion. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 419373, Kansas City, Missouri 64141-6373 and the shareholder's Fund account number should appear on the check. For fi-duciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. SAFS re-serves the right to reject any check made payable other than in the manner in-dicated above. Under certain circumstances, a Fund will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Funds do not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by a Fund should not be considered verification thereof. Neither the Funds nor their affiliates will be held lia-ble for any losses incurred as a result of a fraudulent endorsement. Shares will be priced at the net asset value next determined after the order is placed with the Distributor or SAFS. See "Additional Information Regarding Purchase of Shares" in the Statement of Additional Information for more infor-mation regarding these services, the procedures involved and when orders are deemed to be placed.

                             REDEMPTION OF SHARES

  Shares of any Fund may be redeemed at any time at their net asset value next determined, less any applicable CDSC, after receipt by the Fund of a redemp-tion request in proper form. Any capital gain or loss realized by a share-holder upon any redemption of shares must be recognized for Federal income tax purposes. See "Dividends, Distributions and Taxes."

  GENERAL. Normally payment is made by check mailed on the next business day for shares redeemed, but in any event, payment is made by check mailed within seven days after receipt by the Transfer Agent of share certificates or of a redemption request, or both, in proper form. Under unusual circumstances, the Funds may suspend repurchases or postpone payment for up to seven days or longer, as permitted by the Federal securities laws.

  REGULAR REDEMPTION. Shareholders may redeem their shares by sending a writ-ten request to SAFS, Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. Requests for redemption of shares with a value of less than $100,000 will be made by check payable to the sharehold-er(s) and mailed to the address of record. All written requests for redemp-tions of shares with a value of $100,000 or more, or those mailed to an ad-dress other than the address of record, must be endorsed by the shareholder(s) with signature(s) guaranteed by an "eligible guarantor institution" which in-cludes: banks, brokers, dealers, credit unions, securities and exchange asso-ciations, clearing agencies and savings associations. Guarantees must be signed by an authorized signatory of the eligible guarantor and the words "Signature Guaranteed" must appear with the signature. Signatures guaranteed by notaries will not be accepted. SAFS may request further documentation from corporations, executors, administrators, trustees or guardians.

  REPURCHASE THROUGH DISTRIBUTOR. The Distributor is authorized, as agent for the Funds, to offer to repurchase shares presented by telephone to the Dis-tributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Fund next-determined after the repurchase order is re-ceived, less any applicable CDSC. Repurchase orders received by the Distribu-tor after the Fund's close of business, will be priced based on the next busi-ness day's close. Dealers may charge for their services in connection with the repurchase, but neither the Funds nor the Distributor imposes any charge. The offer to repurchase may be suspended at any time, as described below.

  TELEPHONE REDEMPTION. The Trust accepts telephone requests for redemption of shares with a value of less than $100,000. The proceeds of a telephone redemp-tion may be sent by check payable to the shareholder(s) and mailed to the ad-dress of record, by wire to the shareholder's bank account as set forth in the New Account Application Form or in a subsequent written authorization. Share-holders utilizing the redemption through the electronic funds transfer method will incur a $15.00 transaction fee. The Trust will employ reasonable proce-dures to confirm that instructions communicated by telephone are genuine. Failure to do so may result in liability to the Trust for losses incurred due to unauthorized or fraudulent telephone instructions. Such procedures include, but are not limited to, requiring some form of personal identification prior to acting upon instructions received by telephone and/or tape recording of telephone instructions.

  A shareholder making a telephone redemption should call Shareholder/Dealer Services at (800) 858-8850, and state (i) the name of the shareholder(s) ap-pearing on the Fund's records, (ii) his or her account number with the Fund,
(iii) the name of the Fund, (iv) the amount to be redeemed, and (v) the name of the person(s) requesting the redemption. The Trust reserves the right to terminate or modify the telephone redemption service at any time.

  SYSTEMATIC WITHDRAWAL PLAN. Shareholders who have invested at least $5,000 in any of the Funds may provide for the periodic payment from their account pursuant to the Systematic Withdrawal Plan. At the shareholder's election, such payment may be made directly to the shareholder or to a third party on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $50. Maintenance of a withdrawal plan concurrently with purchases of addi-tional shares may be disadvantageous to a shareholder because of the sales charge applicable to such purchases. Shareholders who have been issued share certificates will not be eligible to participate in the Systematic Withdrawal Plan and will have to comply with certain additional procedures in order to redeem shares. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

  OTHER REDEMPTION INFORMATION. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. A Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not ex-ceed 15 days.

  Because of the high cost of maintaining smaller shareholder accounts, the Funds may redeem, on at least 60 days' written notice and without shareholder consent, any account that, due to a shareholder redemption and not to market fluctuation of the account's value, has a net asset value of less than $500 ($250 for retirement plan accounts), as of the close of business on the day preceding such notice, unless such shareholder increases the account balance to at least $500 during such 60-day period. In the alternative, the applicable Fund may impose a $2.00 monthly charge on accounts below the minimum account size.

  If a shareholder redeems shares of any class of a Fund and then within one year from the date of redemption decides the shares should not have been re-deemed, the shareholder may use all or any part of the redemption proceeds to reinstate, free of sales charges (Class A shares) and with the crediting of any CDSC paid with respect to such reinstated shares at the time of redemption (Class B and Class C shares), all or any part of the redemption proceeds in shares of the Fund at the then-current net asset value. Reinstatement may af-fect the tax status of the prior redemption.

                              EXCHANGE PRIVILEGE

  GENERAL. Shareholders in any of the Funds may exchange their shares for the same class of shares of any other Fund or other funds in the SunAmerica Family of Mutual Funds that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are sub-ject to applicable minimum initial investment requirements and can only be ef-fected if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

  If a shareholder acquires Class A shares through an exchange from another fund in the SunAmerica Family of Mutual Funds where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the 1% CDSC, if any, applicable to such redemptions. In such event, the pe-riod for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the 1% CDSC is applicable upon a redemption of any of such shares.

  A shareholder who acquires Class B or Class C shares through an exchange from another fund in the SunAmerica Family of Mutual Funds will retain liabil-ity for any deferred sales charge which is outstanding on the date of the ex-change. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is ap-plicable upon a redemption of any of such shares.

  RESTRICTIONS ON EXCHANGES. Because excessive trading (including short-term "market timing" trading) can hurt a Fund's performance, each Fund may refuse any exchange sell order (i) if it appears to be a "market timing" transaction involving a significant portion of a Fund's assets or (ii) from any share-holder account if previous use of the exchange privilege is considered exces-sive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market in-dicators, will be considered one account for this purpose.

  In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Fund would be unable to invest effec-tively in accordance with its investment objective and policies, or would oth-erwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that co-incide with a "market timing" strategy may be disruptive to the Fund and may therefore be refused.

  Finally, as indicated under "Purchase of Shares," the Fund and Distributor reserve the right to refuse any order for the purchase of shares.

                PORTFOLIO TRANSACTIONS, BROKERAGE AND TURNOVER

  The Adviser is responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and negotiations of commission rates. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated com-mission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an underwriter's concession or discount. On occasion, certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

  As a general matter, the Adviser selects broker-dealers which, in its best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. The Adviser may select broker-dealers which provide it with research services and may cause a Fund to pay such broker-dealers commissions which exceed those which other broker-dealers may have charged, if in the Adviser's view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Brokerage arrangements may take into account the distribution of Fund shares by broker-dealers, subject to best price and execution. The Adviser may effect portfolio transactions through an affiliated broker-dealer, acting as agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

  Each Fund has no limitation regarding its policy with respect to portfolio turnover. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities, excluding short-term securities, by the average monthly value of the Fund's long-term portfolio securities. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Fund. In addi-tion, high portfolio turnover may result in short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

                       DETERMINATION OF NET ASSET VALUE

   Each Fund is open for business on any day the New York Stock Exchange ("NYSE") is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time). Each Fund calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of each class. Investments for which market quotations are readily available are valued at market as described in the Statement of Additional Information. All other securities and assets for which market quotations are not readily available are valued at fair value following procedures approved by the Trust-ees. Short-term investments that mature in less than 60 days are valued at am-ortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term exceeds 60 days (unless the Trustees determine that amortized cost value does not rep-resent fair value, in which case, fair value will be determined as described above).

                               PERFORMANCE DATA

  Each Fund may advertise performance data that reflects its yield or total investment return. A brief summary of the computations is provided below and a detailed discussion is in the Statement of Additional Information. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield will be calculated based on a 30-day (or one month) period ended on the date of the applicable Fund's most recent balance sheet and for other such periods, as deemed appropriate. The net investment income per share earned during the period will be divided by the maximum offering price per share on the last day of the period and annualized to obtain the yield. For purposes of calculating yields, net income is determined by a standard formula prescribed by the Securities and Exchange Commission to facilitate comparison with yields quoted by other mutual funds.

  Total return performance data may be advertised by each Fund. The average annual total return may be calculated for one-, five- and ten-year periods or for the lesser period since inception. These performance data represent the average annual percentage changes of a hypothetical $1,000 investment and as-sumes the reinvestment of all dividends and distributions and includes sales charges and recurring fees that are charged to shareholder accounts. A Fund's advertisements may also reflect total return performance data calculated by means of cumulative, aggregate, average, year-to-date, or other total return figures. Further, the Fund may advertise total return performance for periods of time in addition to those noted above.

  Although expenses for Class B and Class C shares may be higher than those for Class A shares, the performance of Class B and Class C shares may be higher than the performance of Class A shares after giving effect to the im-pact of the sales charges and 12b-1 fees applicable to each class of shares.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  DIVIDENDS AND DISTRIBUTIONS. Dividends from net investment income are de-clared daily and paid monthly. Dividends are paid on or about the fifteenth day of the month. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January which were declared in the previous calendar quarter will be treated as paid in December of the previous year. Dividends and distributions are paid in additional shares based on the next determined net asset value, unless the shareholder elects in writing, not less than five business days prior to the payment date, to receive amounts in excess of $10 in cash.

  In addition to having the dividends and distributions of a Fund reinvested in shares of such Fund, a shareholder may, if he or she so elects on the New Account Application Form, have dividends and distributions invested in the same class of shares of any other SunAmerica Mutual Fund at the then-current net asset value of such Fund(s).

  The excess of net realized capital gains from the sale or disposition of as-sets held for more than 12 months over net capital losses, if any, will be distributed to the shareholders annually. Each Fund's policy is to offset any prior year's capital loss carry forward against any realized capital gains, and accordingly, no distribution of capital gains will be made until gains have been realized in excess of any such loss carry forward.

  TAXES. Each Fund is qualified and intends to continue to qualify and elect to be taxed as a regulated investment company under the Code. While so quali-fied, the Trust and each of the Funds will not be subject to U.S. Federal in-come tax on the portion of its investment company taxable income and net capi-tal gains distributed to its shareholders.

  For Federal income tax purposes, dividends of net investment income and dis-tributions of any net realized short-term capital gain, whether paid in cash or reinvested in shares of the Fund, are taxable to shareholders as ordinary income (except as described below).

  The Federal Securities Fund, Diversified Income Fund, High Income Fund, Gov-ernment Securities Fund and Tax Exempt Insured Fund must report the discount or interest on debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount as income even though they do not receive a corresponding cash interest payment until the security's maturity or payment date. Therefore, the Fund may have to sell some of its assets in order to dis-tribute cash to shareholders so as to comply with the distribution require-ments applicable to regulated investment companies.

  With respect to the Tax Exempt Insured Fund, distributions out of net in-vestment income attributable to interest received on tax-exempt securities ("exempt-interest dividends") will be exempt from Federal income tax when paid to shareholders. It also should be noted that interest on certain "private ac-tivity bonds" issued after August 7, 1986, is an item of tax preference for purposes of the alternative minimum tax (investment in such securities will be limited to 30% of the Fund's net assets). The Fund anticipates that a portion of its investment may be made in such "private activity bonds" with the result that a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative mini-mum tax. Additionally, tax-exempt interest, whether or not a tax preference, must be considered by corporations in determining the amount of the adjustment to alternative minimum taxable income for purposes of the adjustment based on adjusted current earnings. Moreover, shareholders should be aware that, while exempt from Federal income tax, exempt-interest dividends may be taxable for state and local tax purposes.

  Statements as to the tax status of distributions to shareholders of the Funds will be mailed annually. Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state or local taxes. Foreign Shareholders are also urged to consult their own tax advisors regard-ing the foreign tax consequences of ownership of interests in a Fund. See "Dividends, Distributions and Taxes" in the Statement of Additional Informa-tion.

                              GENERAL INFORMATION

  REPORTS TO SHAREHOLDERS. The Trust sends to its shareholders audited annual and unaudited semi-annual reports for the Funds. The financial statements ap-pearing in annual reports are audited by independent accountants. In addition, the Transfer Agent sends to each shareholder having an account directly with the Trust a statement confirming transactions in the account.

  ORGANIZATION. The Trust, a business trust organized under the laws of the Commonwealth of Massachusetts on April 24, 1986, is an open-end diversified management investment company, commonly referred to as a mutual fund. The Trust consists of five investment series or funds: Government Securities Fund, Federal Securities Fund, Diversified Income Fund, High Income Fund and Tax Ex-empt Insured Fund. The Trustees have the authority to issue an unlimited num-ber of shares of beneficial interest of separate series, par value $.01 per share, of the Trust, and to divide each such series into one or more classes of shares.

  The Trust does not hold annual shareholder meetings. The Trustees are re-quired to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when so requested in writing by the share-holders of record holding at least 10% of the Trust's outstanding shares. Each share of each Fund has equal voting rights on each matter pertaining to that Fund or matters to be voted upon by the Trust, except as noted above. Each share of each Fund is entitled to participate equally with the other shares of that Fund in dividends and other distributions and the proceeds of any liqui-dation, except that, due to the differing expenses borne by the three classes, such dividends and proceeds are likely to be lower for Class B and Class C shares than for Class A shares. See the Statement of Additional Information for more information with respect to the distinctions among classes.

  Under Massachusetts law, shareholders of a trust, such as the Trust, in cer-tain circumstances may be held personally liable as partners for the obliga-tions of the trust. However the Declaration of Trust, pursuant to which the Trust was organized, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's property for any shareholder held per-sonally liable for any Trust obligation. Thus the risk of a shareholder being personally liable as a partner for obligations of the Trust, is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.

  INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as independent accountants for the Funds. The firm of Shereff, Friedman, Hoffman & Goodman, LLP, 919 Third Ave-nue, New York, NY 10022, serves as legal counsel for the Funds.

  SHAREHOLDER INQUIRIES. All inquiries regarding the Trust should be directed to the Trust at the telephone number or address on the cover page of this Pro-spectus. For questions concerning share ownership, dividends, transfer of own-ership or share redemption, contact SAFS, Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, or call Shareholder/Dealer Services at (800) 858-8850.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION IN WHICH SUCH OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY MAY NOT LAWFULLY BE MADE.

                                     LOGO
                               SunAmerica
                               Capital Services
                               Distributor
IFPRO

                            SUNAMERICA INCOME FUNDS
                      STATEMENT OF ADDITIONAL INFORMATION

                            DATED JANUARY 28, 1998

The SunAmerica Center                                      General Marketing and
733 Third Avenue                                        Shareholder  Information
New York, NY  10017-3204                                          (800) 858-8850

          SunAmerica Income Funds (the "Trust") is a mutual fund consisting of five different investment funds: SunAmerica U.S. Government Securities Fund, SunAmerica Federal Securities Fund, SunAmerica Diversified Income Fund, SunAmerica High Income Fund and SunAmerica Tax Exempt Insured Fund. Each Fund has distinct investment objectives and strategies.

          This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Trust's Prospectus dated January 28, 1998. To obtain a Prospectus, please call the Trust at (800) 858-8850. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
HISTORY OF THE FUNDS                                                    B-2
INVESTMENT OBJECTIVES AND POLICIES                                      B-2
INVESTMENT RESTRICTIONS                                                 B-32
TRUSTEES AND OFFICERS                                                   B-34
ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR     B-38
PORTFOLIO TRANSACTIONS AND BROKERAGE                                    B-42
ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES                     B-43
ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES                   B-50
DETERMINATION OF NET ASSET VALUE                                        B-51
PERFORMANCE DATA                                                        B-52
DIVIDENDS, DISTRIBUTIONS AND TAXES                                      B-57
RETIREMENT PLANS                                                        B-60
DESCRIPTION OF SHARES                                                   B-61
ADDITIONAL INFORMATION                                                  B-62
FINANCIAL STATEMENTS                                                    B-64
APPENDIX                                                           APPENDIX-1

          No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

          This Statement of Additional Information relates to the five different investment funds of SunAmerica Income Funds, a Massachusetts business trust, which is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The five Funds are:
SunAmerica U.S. Government Securities Fund, SunAmerica Federal Securities Fund, SunAmerica Diversified Income Fund, SunAmerica High Income Fund and SunAmerica Tax Exempt Insured Fund.

                              HISTORY OF THE FUNDS

          The Trust was organized under the name Integrated Income Portfolios in 1986, and subsequently renamed "SunAmerica Income Portfolios" in 1990. On October 1, 1993, the Trust reorganized with certain mutual funds in the SunAmerica Family of Mutual Funds (the "Reorganization") and was renamed the "SunAmerica Income Funds." In the Reorganization, all outstanding shares of the two existing series of the Trust, the Government Income Portfolio (the "Government Income Portfolio") and the High Yield Portfolio (the "High Yield Portfolio"), were redesignated Class A shares and renamed the Government Securities Fund and the High Income Fund, respectively. In addition, the SunAmerica U.S. Government Securities Fund series of SunAmerica Fund Group ("Old Government Securities") and the SunAmerica High Income Fund series of SunAmerica Fund Group ("Old High Income") reorganized with, and its shareholders received Class B shares of, the Government Securities Fund and the High Income Fund, respectively.

          With regard to the three additional series of the Trust, the Federal Securities Fund, the Diversified Income Fund and the Tax Exempt Insured Fund, the SunAmerica Federal Securities Fund ("Old Federal Securities") was reorganized with, and its shareholders received Class B shares of, the Federal Securities Fund. In addition, the SunAmerica Diversified Income Fund series of SunAmerica Multi-Asset Portfolios, Inc. ("Old Diversified Income") was reorganized with, and its shareholders received Class B shares of, the Diversified Income Fund. Until December 16, 1992, Old Diversified Income had a different investment objective and was named SunAmerica Global Short-Term Income Fund. Finally, the SunAmerica Tax Exempt Insured Fund series of SunAmerica Tax Free Portfolios ("Old Tax Exempt Insured") was reorganized with, and its shareholders received Class A shares of, the Tax Exempt Insured Fund.

          The Reorganization was approved by the shareholders of the Funds or their predecessors who were entitled to vote with respect thereto, on September 23, 1993.

                       INVESTMENT OBJECTIVES AND POLICIES

          The investment objectives and policies of each of the Funds are described in the Funds' Prospectus. Certain types of securities in which the Funds may invest and certain investment practices which the Funds may employ, which are described under "Other Investment Practices and Restrictions" in the Prospectus, are discussed more fully below.

U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States government. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. Each Fund may also invest in securities issued by agencies or instrumentalities of the U.S. government.
These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States government. All of the foregoing are referred to collectively as "U.S. government securities." Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration ("FHA") and the Export-Import Bank are backed by the full faith and credit of the United States government. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. U.S. government securities include certain mortgage-backed securities, as described below under "Mortgage-Backed Securities."

MORTGAGE-BACKED SECURITIES. Each Fund may invest in mortgage-backed securities. These securities represent participation interests in pools of residential mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others, which may or may not be guaranteed by agencies or instrumentalities of the U.S. government.

          Mortgage-backed securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure (net of fees or costs which may be incurred). In addition, prepayment of principal on mortgage-backed securities, which often occurs when interest rates decline, can significantly change the realized yield of these securities. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

          The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

          Prepayments tend to increase during periods of declining interest rates and will most likely decrease during periods of rising interest rates. When prevailing interest rates rise, the value of a pass-through security may decrease as do the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that a Fund receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by a Fund have a compounding effect which may increase the yield to shareholders more than debt obligations that pay interest semiannually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. Each Fund may purchase mortgage-backed securities at a premium or at a discount.

          The following is a description of GNMA, Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") certificates, the most widely available mortgage-backed securities:

          GNMA Certificates.  GNMA certificates ("GNMA Certificates") are
          -----------------
mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that each Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

          GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the FHA or the Farmers' Home Administration ("FMHA"), or guaranteed by the Veteran's Administration ("VA"). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

          The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

          The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semiannually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

          FHLMC Certificates. FHLMC issues two types of mortgage pass-through
          ------------------
securities: mortgage participation certificates ("PCS") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCS resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCS are assumed to be prepaid fully in their twelfth year. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCS and the ultimate payment of principal.

          GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

          FNMA Certificates. FNMA issues guaranteed mortgage pass-through
          -----------------
certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government. However, FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

          Collateralized Mortgage Obligations. Another type of mortgage-backed security in which each Fund may invest is a Collateralized Mortgage Obligation ("CMO"). CMOs are fully-collateralized bonds which are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). The Government Securities Fund will not invest in privately issued CMOs except to the extent that they are collateralized by securities of entities that are instrumentalities of the U.S. government. CMOs generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

          Certain CMOs may be deemed to be investment companies under the 1940 Act. Each Fund intends to conduct operations in a manner consistent with this view, and therefore generally may not invest more than 10% of its total assets in such issuers without obtaining appropriate regulatory relief. In reliance on recent Securities and Exchange Commission ("SEC") staff interpretations, each Fund may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act, but have obtained exemptive orders from the SEC from such provisions.

          Stripped Mortgage-Backed Securities. The mortgage-backed securities in which each Fund may invest include stripped mortgage-backed securities. Unlike U.S. Treasury securities, which are stripped into separate securities for each interest and principal payment, mortgage securities are generally stripped into only two parts: a PO (principal only) strip representing all principal payments and an IO (interest-only) strip representing all interest payments.

          The feature that makes mortgage strips most useful in portfolio management is their interest rate sensitivity. In principle, mortgage strips can be very useful hedging devices for a variety of investors and portfolio managers. However, determining the degree of interest sensitivity of mortgage strips in different interest rate environments is extremely complicated.

          The precise sensitivity of mortgage-backed securities and their associated stripped securities to interest rate changes depends on many factors. First, the prepayment effect makes the interest rate sensitivity of mortgage-backed securities different from the interest sensitivity of Treasury securities. Second, the prepayment effect makes the PO and IO mortgage-backed strips much more sensitive, on average, to interest rates than the underlying mortgage-backed security. Third, the prepayment effect is sometimes so strong that an IO mortgage-backed strip will rise in value when interest rates rise and fall in value when interest rates fall -- precisely the opposite relationship from other fixed-income securities. This last feature of stripped mortgage-backed securities, the positive relationship between the value of some IO strips and interest rates, is particularly useful to investors who need to hedge a portfolio of other fixed-income securities.

          Mortgage-Backed Security Rolls. The Diversified Income Fund, the Federal Securities Fund and the Government Securities Fund may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, the Fund will sell a mortgage-backed security to a U.S. government agency or financial institution and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks inherent in mortgage-backed security rolls include: (i) the risk of prepayment prior to maturity, (ii) the possibility that a Fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll, and (iii) the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll a Fund will be required to place cash or other liquid securities in a segregated account with its custodian in an amount equal to its obligation under the roll; that amount is subject to the limitation on borrowing described below under "Investment Restrictions."

ASSET-BACKED SECURITIES. Each Fund may invest up to 15% of its net assets in asset-backed securities meeting such Fund's credit quality restrictions. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Each Fund may also invest in privately issued asset-backed securities.

          Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

          Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

ZERO-COUPON SECURITIES. The Diversified Income Fund, the High Income Fund, the Federal Securities Fund and the GOvernment Securities Fund may invest in zero-coupon securities issued by the U.S. Treasury and, in addition, (ii) the Diversified Income Fund and High Income Fund may invest in zero-coupon securities issued by both domestic and foreign corporations, and (iii) the Tax Exempt Insured Fund may invest in zero-coupon securities issued by state and local government entities. Investors earn a return on a zero-coupon bond by purchasing the bond at a discount, that is, by paying less than the face value of the bond. Since there are no periodic interest payments to reinvest, there is no reinvestment risk. The yield of a zero-coupon held to maturity is the yield quoted when the bond is sold. Because a zero-coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Because the Funds accrue taxable income from these securities without receiving cash, the Funds may be required to sell portfolio securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Funds. The Funds might also sell portfolio securities to maintain portfolio liquidity. In either case, cash distributed or held by the Funds and not reinvested will hinder the Funds in seeking a high level of current income.

          Zero-Coupon U.S. Government Securities. Zero-coupon U.S. government securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interest in such stripped debt obligations or coupons.

          Corporate Zero-Coupon Securities. Corporate zero-coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance and may also make interest payments in kind (e.g., with identical zero-coupon securities). Such corporate zero-coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrue the discount or interest on high-yield bonds structured as zero-coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. See "Foreign Securities" for a description of the risks involved in investments in foreign corporations.

PARTICIPATION INTERESTS. The Diversified Income Fund and High Income Fund may invest in loan participation interests, subject to the 10% of net assets limitation on illiquid investments. These participation interests provide each fund an undivided interest in a loan made by the issuing financial institution in the proportion that the Fund's participation interest bears to the total principal amount of the loan. The loan participations in which the Funds may invest will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries (loc debt). The loans underlying such participations may be secured or unsecured, and each Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

          The loan participations in which each Fund will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender's rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

          No more than 5% of each Fund's net assets can be invested in participation interests of the same issuing bank. Each Fund must look to the creditworthiness of the borrowing entity, which is obligated to make payments of principal and interest on the loan. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss or principal and/or interest.

FOREIGN SECURITIES. The Diversified Income Fund and High Income Fund may invest in u.s. dollar denominated fixed-income securities issued by domestic corporations in any industry. The Funds may also invest in debt obligations (which may be denominated in u.s. dollars or in non-u.s. currencies) issued or guaranteed by foreign corporations, certain supranational entities and foreign governments (including political subdivisions having taxing authority) or their agencies and instrumentalities, and debt obligations issued by U.S. corporations which are either denominated in non-U.S. currencies or traded in the foreign markets (e.g., Eurobonds).

          The Adviser may direct the investment of assets of the Diversified Income Fund and the High Income Fund in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. The Funds may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Funds may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Funds may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Fund's investment policies, the Fund's investments in these types of securities will be deemed to be investments in the underlying securities. Generally, ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in the European securities markets.

          The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

          Investments in foreign securities, including securities of developing countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than in the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies.

          Because the Diversified Income Fund and the High Income Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of each Fund's assets and income available for distribution. In addition, although a portion of each Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. Each Fund may engage in foreign currency exchange transactions for hedging purposes to protect against changes in future exchange rates. See "Hedging Strategies." Costs will be incurred in connection with conversions between various currencies.

          The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Funds will invest only in securities denominated in foreign currencies that at the time of investment do not have significant government-imposed restrictions on conversion into U.S. dollars, there can be no assurance against subsequent imposition of currency controls. In addition, the values of foreign securities will fluctuate in response to changes in U.S. and foreign interest rates.

          Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock and bond markets that do not move in a manner parallel to U.S. markets. From time to time, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be reimposed.

ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets, determined as of the date of purchase, in illiquid securities including repurchase agreements which have a maturity of longer than seven days or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Funds will seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities).

          In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Restricted securities eligible for resale pursuant to Rule 144A under to be the Securities Act, for which there is a readily available market, may be deemed liquid. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees of the Trust (the "Trustees"). In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

          Commercial paper issues in which the Funds may invest, include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration which is afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Fund's 10% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

          The staff of the SEC has taken the position that purchased over-the-counter ("OTC") options and the assets used as "cover" for written OTC options are illiquid. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

SHORT-TERM AND TEMPORARY DEFENSIVE INSTRUMENTS. For temporary defensive purposes, each Fund may invest up to 100% of its total assets in short-term fixed-income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). A description of securities ratings is contained in the Appendix to this Statement of Additional Information.

          Subject to the limitations described above, the following is a description of the types of money market and short-term fixed-income securities in which the Funds may invest:

          U.S. Government Securities: See the section entitled "U.S. Government Securities" below.

          Commercial Paper: Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. Each Fund's commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates, while interest rates under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under these notes at any time, up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption, 14 days after the initial investment therein. With both types of notes, a Fund's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, a Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization.

          Certificates of Deposit and Bankers' Acceptances: Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

          Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

          The Funds will generally open interest-bearing accounts only with, or purchase certificates of deposit or bankers' acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

          Corporate Obligations: Corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see the section entitled "Commercial Paper" above.

          Repurchase Agreements and Reverse Repurchase Agreements: See the sections entitled "Repurchase Agreements" and "Reverse Repurchase Agreements" below.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with banks, brokers or securities dealers. In such agreements, the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days although it may extend over a number of months. The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Fund's money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a market value at least equal to 102% of the repurchase price, including accrued interest. However, a Fund may collateralize the amount of such transaction at 100% if the collateral is cash. The instruments held as collateral are valued daily and if the value of the instruments declines, a Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreements declines, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Trustees have established guidelines to be used by the Adviser in connection with transactions in repurchase agreements and will regularly monitor each Fund's use of repurchase agreements. A Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 10% of the value of its total assets. However, for temporary defensive purposes, there is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements having a maturity of seven days or less.

REVERSE REPURCHASE AGREEMENTS. Each Fund may engage in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Funds will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The fund will segregate with the custodian cash or liquid securities in an amount at least equal to 102% of its purchase obligations under these agreements (including accrued interest).
In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

INTEREST-RATE SWAP TRANSACTIONS. The Diversified Income and the High Income Fund may enter into either asset-based interest-rate swaps or liability-based interest-rate swaps, depending on whether it is hedging its assets or its liabilities. A Fund will usually enter into interest-rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Since these hedging transactions are entered into for good faith hedging purposes and a segregated account has been established, the adviser believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the borrowing restrictions applicable to each Fund. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. To the extent that a Fund enters into interest-rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest-rate swaps, accrued on a daily basis. A Fund may pledge up to 5% of its net assets in connection with interest-rate swap transactions. A Fund will not enter into any interest-rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction.
If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

          The use of interest-rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared to what it would have been if this investment technique was never used.

          A Fund may only enter into interest-rate swaps to hedge its portfolio. Interest-rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rates swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest-rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest-rate swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest-rate swaps.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Fund may purchase or sell such securities on a "when-issued" or "delayed-delivery" basis. Although a Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Fund will maintain a segregated account with its custodian, consisting of cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Fund will likewise segregate liquid assets in respect of securities sold on a delayed-delivery basis.

          A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous. If a Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time a Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

          To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement, will affect the value of such securities and may cause a loss to a Fund.

          When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

WHEN, AS AND IF ISSUED SECURITIES. Each Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized until the Adviser determines that issuance of the security is probable. At such time, each Fund will record the transaction, and in determining its net asset value, will reflect the value of the security daily. At such time, each Fund will also establish a segregated account with its custodian in which it will maintain cash or liquid securities equal in value to recognized commitments for such securities. The value of a Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by a Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. Subject to the foregoing restrictions, each Fund may purchase securities on such basis without limit. An increase in the percentage of a Fund's assets committed to the purchase of securities on a when, as and if issued basis, may increase the volatility of its net asset value. The adviser does not believe that the net asset value of the Funds will be adversely affected by its purchase of securities on such basis.

LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Fund may lend portfolio securities in amounts up to 33% of total assets to brokers, dealers and other financial institutions, provided that
                                                                   -------------
such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least 102% of the market value, determined daily, of the loaned securities. In lending its portfolio securities, a Fund receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Fund continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will generally be invested in short-term obligations. A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Fund; and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. each Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

          Since voting or consent rights which accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan in whole or in part, as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.

PREFERRED STOCKS. The Diversified Income Fund's investment in fixed income securities issued by domestic corporations may include preferred stocks. In addition, up to 20% of the High Income Fund's total assets may be invested in common stocks, preferred stocks, or other equity securities. Dividends on some preferred stock may be "cumulative" if stated dividends from prior periods have not been paid. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock are generally subordinate to rights associated with a corporation's debt securities.

WARRANTS AND RIGHTS. The Diversified Income Fund may invest up to 5% of its total assets (at the time of purchase) in warrants and rights. The Fund will invest only in those warrants or rights: (i) acquired as part of a unit or attached to other securities purchased by the Fund; or (ii) acquired as part of a distribution from the issuer. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Prices of warrants do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. Warrants and rights have no voting rights, pay no dividends and confer no rights, other than the right to purchase the underlying stock, with respect to the assets of the issuer.

PAY-IN-KIND BONDS. Investments of the Diversified Income Fund, the High Income Fund and the Federal Securities Fund in fixed-income securities may include pay-in-kind bonds. These are securities which pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of pay-in-kind bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

INCOME ENHANCEMENT STRATEGIES. Each Fund may write (i.e., sell) call options ("calls") on securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions.
After any such sale up to 100% of a Fund's total assets may be subject to calls. All such calls written by a Fund must be "covered" while the call is outstanding (i.e., the fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on futures (defined below) used to enhance income, must be covered by deliverable securities or by liquid assets segregated to satisfy the futures contract. If a call written by the Fund is exercised, the fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written. In addition, the Fund could experience capital losses which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

HEDGING STRATEGIES. For hedging purposes as a temporary defensive maneuver, the Diversified Income Fund and the High Income Fund may use forward contracts on forward currencies ("Forward Contracts") and each Fund may use interest-rate futures contracts, foreign currency futures contracts, and stock and bond index futures contracts (together, "Futures"), as well as call and put options on equity and debt securities, futures, stock and bond indices and foreign currencies (all the foregoing referred to as "Hedging Instruments"); except that the Government Securities Fund, the Federal Securities Fund and the Tax Exempt Insured Fund may not engage in foreign currency futures and options thereon. Hedging Instruments may be used to attempt to: (i) protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect a Fund's unrealized gains in the value of its equity and debt securities which have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) reduce the risk of adverse currency fluctuations.

          A Fund's strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of a

Fund's portfolio, to permit a Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, a Fund could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Fund could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Diversified Income Fund and the High Income Fund could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot ("cash") rate. Additional information about the Hedging Instruments the Funds may use is provided below.

OPTIONS
-------

          Options on Securities. As noted above, each Fund may write and purchase call and put options on equity and debt securities.

          When a Fund writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

          To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund, are taxable as ordinary income. If a Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

          When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Fund will lose its premium payment and the right to purchase the underlying investment.

          A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put, has the same economic effect to a Fund as writing a covered call. The premium a Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

          A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As described above, for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by a Fund, are taxable as ordinary income.

          When a Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit.)

          Buying a put on an investment a Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

          When writing put options on securities, to secure its obligation to pay for the underlying security, a Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Fund to take delivery of the underlying security against payment of the exercise price. A Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

          Options on Foreign Currencies. The Diversified Income Fund and the High Income Fund may write and purchase calls on foreign currencies. A call written by a Fund on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call written by a Fund on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the

Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

          Options on Securities Indices. As noted above, each Fund may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above pertaining to calls.

FUTURES AND OPTIONS ON FUTURES
------------------------------

          Futures. Upon entering into a Futures transaction, a Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin payment will be deposited with the Fund's custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

          Interest-rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest-rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest-rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest-rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest-rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest-rate futures contracts should be similar to that of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest-rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          As noted above, the Diversified Income Fund and the High Income Fund may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

          Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          Options on Futures. As noted above, each Fund may purchase and write options on interest-rate futures contracts and stock and bond index futures contracts, and the Diversified Income Fund and the High Income Fund may purchase and write options on foreign currency futures contracts. (Unless otherwise specified, options on interest-rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")

          The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the Futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Fund's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          A Fund may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call but the securities which the Fund intends to purchase may be less expensive.

FORWARD CONTRACTS
-----------------

          The Diversified Income Fund and the High Income Fund may use Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

          A Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies' increase. A Fund will not speculate with Forward Contracts or foreign currency exchange rates.

          A Fund may enter into Forward Contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

          A Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Fund may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedged").

          The Fund's custodian will place cash or liquid securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges to the extent that such positions are not otherwise covered. If the value of the securities placed in a separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

          The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

          At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

          The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

          Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

ADDITIONAL INFORMATION ABOUT HEDGING INSTRUMENTS AND THEIR USE
--------------------------------------------------------------

          The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Fund's entering into a closing transaction.

          An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will cause the sale of related investments, thus increasing portfolio turnover. Although such exercise is within a Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investments.

          In the future, each Fund may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Fund's investment objectives, legally permissible and adequately disclosed.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS
-----------------------------------------

          Each Fund must operate within certain restrictions as to its long and short positions in Futures and options thereon, under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Fund from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Fund may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Fund may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing Futures positions and option premiums would exceed 5% of the net assets of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. However, the Fund intends to engage in Futures transactions and options thereon only for hedging purposes. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

          Transactions in options by a Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its custodian, cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

TAX ASPECTS OF HEDGING INSTRUMENTS
----------------------------------

          Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). One of the tests for such qualification is that less than 30% of its gross income must be derived from gains realized on the sale of stock or securities held for less than three months. This limitation may limit the ability of each Fund to engage in options transactions and, in general, to hedge investment risk.

POSSIBLE RISK FACTORS IN HEDGING
--------------------------------

          In addition to the risks discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of a Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

          If a Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

LEVERAGE. In seeking to enhance investment performance, the Federal Securities Fund, Diversified Income Fund and High Income Fund may each increase its ownership of securities by borrowing from banks at fixed rates of interest and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only from banks and pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of the Fund's asset less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Fund's asset so computed should fail to meet the 300% asset coverage requirement, the Fund is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of the Fund's assets fluctuate in value, but borrowing obligations are fixed when the Fund has outstanding borrowings, the net asset value per share of the Fund correspondingly will tend to increase and decrease more when the Fund's assets increase or decrease in value than would otherwise be the case. The Fund's policy regarding use of leverage is a fundamental policy which may not be changed without approval of the shareholders of the Fund.

HIGH-YIELD/HIGH-RISK SECURITIES. The Diversified Income Fund May, and the High Income Fund will, invest in lower-rated bonds commonly referred to as "junk bonds." These securities are rated "Baa" or lower by Moody's Investors Service, Inc. ("Moody's") or "BBB" or lower by Standard Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. ("S&P"). Each Fund may invest in securities rated as low as "C" by Moody's or "D" by S&P. These ratings indicate that the obligations are speculative and may be in default. In addition, each such Fund may invest in unrated securities subject to the restrictions stated in the prospectus.

          Certain Risk Factors Relating to High-Yield, High-Risk Securities. The descriptions below are intended to supplement the discussion in the Prospectus entitled "Risk Factors -- High-Yield/High- Risk Securities."

          GROWTH OF HIGH-YIELD, HIGH-RISK BOND MARKET.  The widespread expansion
          -------------------------------------------
of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for high-yield, high-risk bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

          SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES.   High-yield, high-
          -------------------------------------------------
risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

          PAYMENT EXPECTATIONS.   High-yield, high-risk bonds may contain
          --------------------
redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

          LIQUIDITY AND VALUATION.  There may be little trading in the secondary
          -----------------------
market for particular bonds, which may adversely affect a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

          LEGISLATION.  Federal laws require the divestiture by federally
          -----------
insured savings and loan associations of their investments in high yield bonds and limit the deductibility of interest by certain corporate issuers of high yield bonds. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

          TAXES.   A Fund may purchase debt securities (such as zero-coupon or
          -----
pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

MUNICIPAL SECURITIES AND SHORT-TERM TAXABLE SECURITIES. Subject to the restrictions set forth in the prospectus, the Tax Exempt Insured Fund seeks to achieve its investment objective by investing in municipal securities and short-term taxable securities (defined below).

          Municipal Securities. "Municipal Securities" includes long-term (i.e., maturing in over ten years) and medium-term (i.e., maturing from three to ten years) municipal bonds ("Municipal Bonds") and short-term (i.e., maturing in one day to three years) municipal notes and tax-exempt commercial paper ("Municipal Notes"), and in each case refers to debt obligations issued by or on behalf of states, territories and possessions of the United States and of the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel at the time of issuance, exempt from Federal income tax.

          The two principal classifications of Municipal Bonds are general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal and interest on the bonds. Revenue or special obligation bonds are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. There are, of course, variations in the quality of Municipal Bonds, both within a particular classification and between classifications.

          Municipal Housing Bonds are Municipal Bonds issued by state and municipal authorities established to purchase single family and other residential mortgages from commercial banks and other lending institutions within the applicable state or municipality. Such Bonds are typically revenue or special obligation bonds in that they are secured only by the authority issuing such bonds. Such authorities are located in or have been established by at least 45 states and generally are intended to facilitate the construction and sales of housing for low income families. Generally, the authorities are not entitled to state or municipal appropriations from general tax revenues. As a result, and because investors in Municipal Housing Bonds receive repayments of principal as the underlying mortgages are paid prior to maturity, the yields obtainable on such Bonds exceed those of other similarly rated Municipal Bonds.

Municipal Housing Bonds are used to purchase single family or other residential mortgages which may or may not be insured by the FHA or guaranteed by the VA. Some Municipal Housing Bonds, however, are used only to purchase residential mortgages that are either insured by the FHA or guaranteed by the VA. Under FHA insurance programs, upon the conveyance of the insured premises and compliance with certain administrative procedures, the FHA pays to the mortgage insurance benefits equal to the unpaid principal amount of the defaulted mortgage loan. Under a VA guaranty, the VA guarantees the payment of a mortgage loan up to a maximum. The liability of the VA on any such guaranty is reduced or increased pro rata with any reduction or increase in the amount of indebtedness, but in no event will the amount payable on the guaranty exceed the amount of the original guaranty. Notwithstanding the dollar and percentage limitations of the guaranty, a mortgagee will ordinarily suffer a monetary loss only when the difference between the unsatisfied indebtedness and the proceeds of a foreclosure sale of the mortgaged premises is greater than the original guaranty as adjusted. The VA may, at its option and without regard to the guaranty, make full payment to a mortgagee of the unsatisfied indebtedness on a mortgage loan upon its assignment to the VA of the property. As most Municipal Housing Bonds are secured only by the mortgages purchased, bonds that are used to purchase mortgages that are either insured by the FHA or guaranteed by the VA, will have less risk of loss of principal than bonds that are used to purchase comparable mortgages that are not insured by the FHA or guaranteed by the VA.

          The Fund may invest in Municipal Bonds which, on the date of investment, are within the four highest ratings of Moody's ("Aaa," "Aa," "A," "Baa") or S&P ("AAA," "AA," "A," "BBB") or in Municipal Bonds which are not rated, provided that in the opinion of the Adviser, such Municipal Bonds are comparable in quality to those within the four highest ratings. Though bonds rated Baa or BBB normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for such bonds than for bonds in higher rated categories. Occasional speculative factors apply to some bonds in this category.

          The ratings of Moody's and S&P represent their respective opinions of the qualities of the securities they undertake to rate and such ratings are general and are not absolute standards of quality. In determining suitability of investment in a particular unrated security, the Adviser will take into consideration asset and debt coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issuers.

          The Fund has no restrictions on the maturity of Municipal Securities in which it may invest. The Fund seeks to invest in Municipal Securities of such maturities that, in the judgment of the Adviser will provide a high level of current income consistent with liquidity requirements and market conditions after taking into account the cost of any insurance obtainable on such Municipal Securities. While short-term trading increases the Fund's turnover, the execution costs for Municipal Securities are substantially less than for equivalent dollar values of equity securities.

          Generally, the value of Municipal Securities will change as the general level of interest rates fluctuate. During periods of rising interest rates, the value of outstanding long-term, fixed-income securities generally decline. Conversely, during periods of falling interest rates, the value of such securities generally increase. The value of the Fund's shares fluctuates with the value of its investments. In addition, the individual credit ratings of issuers' obligations, the ability of such issuers to make payments of interest and principal on their obligations, and the value of any insurance applicable thereto, also affects the value of the Fund's investments.

          Yields on Municipal Bonds vary depending on a variety of factors, including the general condition of the financial markets and of the municipal bond market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Generally, Municipal Bonds of longer maturities produce higher current yields but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors than are Municipal Bonds with shorter maturities. Similarly, lower-rated Municipal Bonds generally produce a higher yield than higher-rated Municipal Bonds due to the perception of a greater degree of risk as to the ability of the issuer to pay principal and interest obligations.

          Short-Term Taxable Securities. "Short-Term Taxable Securities" mature in one year or less from the date of purchase and consist of the following obligations, the income from which is subject to Federal income tax:
obligations of the U.S. government, its agencies or instrumentalities, some of which may be secured by the full faith and credit of the U.S. government and some of which may be secured only by the credit of the agency or instrumentality of the U.S. government issuing such obligations; corporate bonds or debentures rated within the four highest grades by either Moody's or S&P; commercial paper rated by either of such rating services (Prime-1 through Prime 2- or A-1 through A-2, respectively) or, if not rated, issued by companies having an outstanding debt issue rated at least "A" by either of such rating services; certificates of deposit and bankers' acceptances of banks having assets in excess of $2 billion.

          Insurance Feature. As discussed in the Prospectus, the Fund under normal market conditions invests at least 65% of its total assets in Municipal Bonds that, at the time of purchase, either (1) are insured under a Mutual Fund Insurance Policy issued to the Trust for the benefit of the Fund by Financial Guaranty Insurance Company ("Financial Guaranty") or another insurer (subject to the limitations set forth below); (2) are insured under an insurance policy obtained by the issuer or underwriter of such Municipal Bonds at the time of original issuance thereof (a "New Issue Insurance Policy"); or (3) are without insurance coverage, provided that, an escrow or trust account has been
                    -------- ----
established pursuant to the documents creating the Municipal Bonds and containing sufficient U.S. government securities backed by the U.S. government's full faith and credit pledge in order to ensure payment of principal and interest on such bonds. If a Municipal Bond is already covered by a New Issue Insurance Policy when acquired by the Fund, then coverage will not be duplicated by a Mutual Fund Insurance Policy; if a Municipal Bond, other than that described in (3) above, is not covered by a New Issue Insurance Policy then it may be covered by a Mutual Fund Insurance Policy purchased by the Trust for the benefit of the Fund. The Fund may also purchase Municipal Notes that are insured. However, in general, Municipal Notes are not presently issued with New Issue Insurance Policies and the Fund does not generally expect to cover Municipal Notes under its Mutual Fund Insurance Policy. Accordingly, the Fund does not presently expect that any significant portion of the Municipal Notes it purchases will be covered by insurance. Securities other than Municipal Bonds and Notes purchased by the Fund are not covered by insurance. Although the insurance feature reduces certain financial risks, the premiums for a Mutual Fund Insurance Policy, which are paid from the Fund's assets, and the restrictions on investments imposed by the guidelines in a Mutual Fund Insurance Policy, reduce the Fund's current yield. For the fiscal year ended March 31, 1997, the premiums paid by Tax Exempt Insured Fund for a Mutual Fund Insurance Policy were .02% of the average net assets of the Fund.

          In order to be considered as eligible insurance by the Fund, such insurance policies must guarantee the scheduled payment of all principal and interest on the Municipal Bonds as they become due for as long as such Bonds remain held by the Fund in the case of a Mutual Fund Insurance Policy, and for as long as such Bonds are outstanding in the case of a New Issue Insurance Policy. However, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured Municipal Bond, the insurer is not obligated to make such payment until a specified time period after it has been notified by the Fund that such non-payment has occurred. (The Financial Guaranty Fund Policy described below provides that payments will be made on the later of the date the principal or interest becomes due for payment or the business day following the day on which Financial Guaranty shall have received notice of non-payment from the Fund.) For these purposes, a payment of principal may be due only at final maturity of the Municipal Bond and not at the time any earlier sinking fund payment is due. The insurance does not guarantee the market value of the Municipal Bonds or the value of the shares of the Fund and, except as described below, has no effect on the price or redemption value of the Fund's shares.

          It is anticipated that the insured Municipal Bonds held by the Fund will be insured by Financial Guaranty (see "Financial Guaranty" below). However, the Fund may obtain insurance on its Municipal Bonds or purchase insured Municipal Bonds covered by policies issued by other insurers; provided, any such company has a claims-paying ability rated "AAA" by S&P or "Aaa" by Moody's. S&P and Moody's have rated the claims-paying ability of Financial Guaranty and the Municipal Bonds insured by Financial Guaranty at "AAA" and "Aaa," respectively.

          NEW ISSUE INSURANCE POLICIES.  The new issue insurance policies, if
          ----------------------------
any, will have been obtained by the issuer of the municipal bonds and all premiums with respect to such bonds for the lives thereof will have been paid in advance by such issuer. Such policies are generally non-cancelable and will continue in force so long as the municipal bonds are outstanding and the insurer remains in business. Since new issue insurance policies remain in effect as long as the bonds are outstanding, the insurance may have an effect on the resale value of the municipal bonds. Therefore, new issue insurance policies may be considered to represent an element of market value in regard to municipal bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

          MUTUAL FUND INSURANCE POLICY.  The trust has obtained a Mutual Fund
          ----------------------------
Insurance Policy (the "Fund Policy") on behalf of the Fund from financial guaranty. Under the Fund policy, if the principal of or interest on a bond covered by the Fund policy is due for payment, but is unpaid by reason of non-payment by the issuer, financial guaranty, upon proper notice by the Fund, will make a payment of such amount to a fiscal agent for the benefit of the Fund, upon the fiscal agent receiving from the Fund (i) evidence of the Fund's right to receive payment of the principal or interest due for payment and (ii) evidence that all of the Fund's right to such payment of the principal or interest due for payment shall thereupon vest with financial guaranty. The principal of a bond is considered due for payment under the Fund policy at the stated maturity date of such bond or the date on which the same shall have been duly called for mandatory sinking Fund redemption. The principal of a bond will not be considered due for payment under the Fund policy by reason of a call for redemption (other than a mandatory sinking Fund redemption), acceleration or other advancement of maturity. The interest on a bond is considered due under the Fund policy on the stated date for payment. "Non-payment," by an issuer of bonds, is when that issuer has not provided, on a timely basis, sufficient Funds to the paying agent of the issuer for payment in full of all principal and interest due for payment.

          Financial Guaranty's obligation to insure any particular bond which it has agreed to insure is subject only to the Fund's becoming the owner of such bond (i) on or before the 100th day following the date on which the Fund purchases such bond or (ii) on or before the 150th day following the purchase date in the case of "when, as and if issued" bonds which the issuer thereof has failed on a timely basis to deliver in definitive form to the purchasers thereof. So long as the Fund becomes the owner on or before the 100th or 150th day following the purchase date, as the case may be, such bond will be insured as of the purchase date. Once the insurance under the Fund Policy is effective with respect to the Municipal Bonds, it covers the Municipal Bonds only so long as the Fund is in existence, Financial Guaranty is still in business, the covered Municipal Bonds continue to be held by the Fund, and the Fund pays the insurance premium monthly with respect to the covered Municipal Bonds. In the event of a sale of any Municipal Bond held by the Fund or payment thereof prior to maturity, the Fund Policy terminates as to such Municipal Bond and Financial Guaranty is liable only for those payments of principal and interest which are then due and owing. However, if in the judgment of the Adviser it would be to the Fund's advantage, the Trust, on behalf of the Fund, may purchase additional insurance (if available at an acceptable premium) that will extend the insurance coverage on such Municipal Bond until maturity.

          The Fund Policy provides that it is non-cancelable by Financial Guaranty except for non-payment of premiums. Once the Fund purchases a bond and begins paying a premium for that bond based upon a stated annual premium, that annual premium rate cannot be changed by Financial Guaranty so long as the bond is owned by the Fund and insured under the Fund Policy. Similar Municipal Bonds purchased at different times, however, may have different premiums. The Trust, at the request of the Fund, may cancel the Fund Policy at any time upon written notice to Financial Guaranty and may do so if the Fund determines that the benefits of the Fund Policy are not justified by the expense involved. In the event the Fund were to cancel the Fund Policy and not obtain a substitute, the Fund would satisfy its investment policy concerning the portion of its portfolio required to be invested in insured Municipal Bonds by limiting such investments to Municipal Bonds covered by New Issue Insurance Policies. If adequate quantities of such Municipal Bonds were not available, the Fund would promptly seek approval of its shareholders to change its name and its fundamental investment policy.

          If the Fund discontinues insuring newly acquired Municipal Bonds with Financial Guaranty, it has the right to continue paying premiums to Financial Guaranty for all Municipal Bonds previously insured and still held by the Fund and keep the insurance in force as to those Municipal Bonds. The insurance premiums will be payable monthly in advance by the Fund based on a statement of premiums duly supplied by Financial Guaranty. The amount of premiums due will be computed on a daily basis for purchases and sales of covered Municipal Bonds during the month. If the Fund sells a Municipal Bond or that Bond is redeemed, Financial Guaranty will refund any unused portion of the premium.

          Municipal Bonds are eligible for insurance under the Fund Policy if they are, at the time of purchase by the Fund, identified separately or by category in qualitative guidelines (based primarily on ratings) furnished by Financial Guaranty, and are in compliance with the aggregate limitations on amounts set forth in such guidelines. Premium variations are based, in part, on the rating of the Municipal Bond being insured at the time the Fund purchases such Bond. Financial Guaranty may be willing to insure only a portion of the outstanding bonds, or issue of bonds, by any particular issuer. In such event, Financial Guaranty will advise the Fund, on a quarterly basis, of any limitation on the insurance available for such Municipal Bonds. Once Financial Guaranty has established such a limitation, it cannot reduce that limitation for any issue during that quarter, but Financial Guaranty may, at its sole discretion, remove at any time, any Municipal Bond from its list of bonds eligible to be insured if the credit quality of such Municipal Bond has materially deteriorated after the quarterly limitation is made. Once such Municipal Bond is removed from the list of bonds eligible to be insured the Fund cannot acquire insurance upon such Municipal Bond from Financial Guaranty. Financial Guaranty, however, must continue to insure the full amount of such bonds previously acquired so long as they remain held by the Fund and were, at the time of purchase by the Fund, considered eligible by Financial Guaranty.
The qualitative guidelines and aggregate amount limitations established by Financial Guaranty, from time to time, will not necessarily be the same as those the Adviser would use to govern selection of Municipal Bonds for the Fund's investments. Therefore, from time to time, such guidelines and limitations may affect investment decisions. When the Fund's investment policies are more restrictive than the qualitative guidelines and aggregate amount limitations established by Financial Guaranty or any other insurer, the Fund's policies will govern.

     Because coverage under the Fund Policy terminates upon sale of a Municipal Bond held by the Fund, the insurance does not have any effect on the resale value of Municipal Bonds. Therefore, the Adviser may decide to retain any insured Municipal Bonds which are in default or, in the view of the Adviser, in significant risk of default and to recommend to the Trustees that the Fund place a value on the insurance which will be equal to the difference between the market value of the defaulted Municipal Bond and the market value of similar Municipal Bonds of minimum investment grade (i.e., rated "BBB") which are not in default. As a result, the Adviser may be unable to fully manage the Fund's investments to the extent that it holds defaulted Municipal Bonds, which will limit the ability of the Adviser in certain circumstances to purchase other Municipal Bonds. While a defaulted Municipal Bond is held by the Fund, the Fund continues to pay the insurance premium thereon, but also collects interest payments from the insurer and retains the rights to collect the full amount of principal from the insurer when the Municipal Bond comes due. The Fund expects that the market value of a defaulted Municipal Bond covered by a New Issue Insurance Policy will generally be greater than the market value of an otherwise comparable defaulted Municipal Bond covered by the Fund Policy.

     SECONDARY MARKET INSURANCE POLICIES.   On behalf of the Fund, the Trust
     -----------------------------------
may, at any time, purchase from Financial Guaranty a secondary market insurance policy (a "Secondary Market Policy") on any Municipal Bond currently covered by the Fund Policy at the time such Bond was purchased by the Fund. The coverage and obligation to pay monthly premiums under the Fund Policy would cease with the purchase by the Trust of a Secondary Market Policy.

     By purchasing a Secondary Market Policy, the Trust would, upon payment of a single premium, obtain similar insurance for the Fund against non-payment of scheduled principal and interest for the remaining term Municipal Bond, regardless of whether the Fund then owned the Bond. Such insurance coverage will be non-cancelable and will continue in force so long as the Municipal Bonds so insured are outstanding. The purpose of acquiring such a policy would be to enable the Fund to sell the Municipal Bond to a third party as an "AAA"/"Aaa" rated insured Municipal Bond at a market price higher than what otherwise might be obtainable if the security were sold without the insurance coverage. (Such rating is not automatic, however, and must specifically be requested for each Municipal Bond.) Any difference between the excess of a Municipal Bond's market value as an "AAA"/"Aaa" rated Municipal Bond over its market value without such rating and the single premium payment would inure to the Fund in determining the net capital gain or loss realized by the Fund upon the sale of the Bond.

     Since Secondary Market Policies remain in effect as long as the Municipal Bonds insured thereby are outstanding, such insurance may have an effect on the resale value of such Bonds. Therefore, Secondary Market Policies may be considered to represent an element of market value with regard to Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be estimated. Since the Fund has the right under the Mutual Fund Insurance Policy to purchase such Secondary Market Policy even if an eligible Municipal Bond is currently in default as to any payments by the issuer, the Fund would have the opportunity to sell such Bond, [rather than as described above,] be obligated to hold it in its portfolio in order to continue the Fund Policy in force.

     FINANCIAL GUARANTY.  Financial Guaranty, in addition to providing insurance
     ------------------
for the payment of interest and principal of municipal bonds and notes held in mutual fund portfolios, provides insurance for all, or a portion of, new and secondary market issues of municipal bonds and notes and for municipal bonds and notes held in unit investment trust portfolios. It is also authorized, in some states, to write fire, property damage liability, worker's compensation and employers' liability and fidelity and surety insurance.

     Financial Guaranty is currently licensed to provide insurance in 50 states and the District of Columbia, files reports with state insurance regulatory agencies and is subject to audit and review by such authorities. Such regulation, however, is no guarantee that Financial Guaranty will be able to perform its contracts of insurance in the event a claim should be made thereunder at some time in the future.

                            INVESTMENT RESTRICTIONS

     Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A "majority of the outstanding voting securities" of a Fund for this purpose means the lesser of
(i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or
(ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions. Under these restrictions:

          (1) Each Fund may not purchase securities on margin, but each Fund may obtain such short-term credits as may be necessary for the clearance of transactions;

          (2) Each Fund may not make short sales of securities to maintain a short position, except that each Fund may effect short sales against the box;

          (3) Each Fund may not issue senior securities or borrow money or pledge its assets except that: (i) each Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; (ii) the Federal Securities Fund, Diversified Income Fund and High Income Fund may each borrow money to purchase securities in amounts not exceeding 50% of its net assets and pledge its assets to secure such borrowings; and
               (iii) the High Income Fund and Diversified Income Fund may pledge up to 5% of its assets in connection with interest-rate swaps;

          (4) Each Fund may not purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to 75% of the Fund's total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) more than 25% of the Fund's total assets (taken at current value) would be invested in a single industry, or (iii) the Fund would then hold more than 10% of the outstanding voting securities of an issuer;

          (5) Each Fund may not buy or sell commodities or commodity contracts (except financial futures as described under "Investment Objectives and Policies" above) or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

          (6) Each Fund may not act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain Federal securities laws;

          (7) Each Fund may not make loans, except through (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with other illiquid assets being limited to 10% of the Fund's total assets), (ii) loans of portfolio securities (limited to 33% of a Fund's assets), and (iii) participation in loans to foreign governments or companies;

     The following additional restrictions are not fundamental policies and may be changed by the Trustees without a shareholder vote:

          (8) Each Fund may not purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

          (9) Each Fund may not invest in any securities of any issuer if, to the knowledge of the Fund, any officer, Trustee or director of the Trust or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issue, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

          (10) Each Fund may not make investments for the purpose of exercising control or management;

          (11) The Fund may not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of the Securities Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this 10% limitation on illiquid securities;

          (12) Each Fund may not invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets in such securities of one or more investment companies (each of the above percentages to be determined at the time of investment), or except as part of a merger, consolidation or other acquisition;

          (13) Each Fund may not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of companies which invest in or sponsor such programs; and

          (14) The High Income Fund may not purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class).

                             TRUSTEES AND OFFICERS

     The following table lists the Trustees and executive officers of the Trust, their age, business addresses and principal occupations during the past five years. The SunAmerica Mutual Funds consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc. and Style Select Series, Inc. An asterisk indicates those Trustees who are "interested persons" as that term is defined in the 1940 Act.


                             Position              Principal Occupations
Name, Age and Address        with the Fund         During Past 5 Years
---------------------        -------------         -------------------
S. James Coppersmith, 64     Trustee               Director/Trustee of the
Emerson College                                    Boston Stock Exchange, Uno
100 Beacon Street                                  Restaurant Corp., Waban
Boston, MA 02116                                   Corp., Kushner-Locke Co. and
                                                   Chayron Inc.; Chairman of
                                                   the Board of Emerson
                                                   College; formerly, President
                                                   and General Manager,
                                                   WCVB-TV, a division of the
                                                   Hearst Corporation, from
                                                   1982 to 1994 (retired);
                                                   Director/Trustee, SunAmerica
                                                   Mutual Funds and Anchor
                                                   Series Trust ("AST").

Samuel M. Eisenstat, 57      Chairman of the       Attorney in private
430 East 86th Street         Board                 practice; President and
New York, NY 10028                                 Chief Executive Officer,
                                                   Abjac Energy Corporation;
                                                   Director/Trustee of Atlantic
                                                   Realty Trust, UMB Bank and
                                                   Trust (a subsidiary of
                                                   United Mizrachi Bank), North
                                                   European Royalty Trust, Volt
                                                   Information Sciences
                                                   Funding, Inc. (a subsidiary
                                                   of Volt Information
                                                   Sciences, Inc.) and Venture
                                                   Partners International (an
                                                   Israeli venture capital
                                                   fund); Chairman of the
                                                   Boards of the
                                                   Directors/Trustees,
                                                   SunAmerica Mutual Funds and
                                                   AST.

                             Position              Principal Occupations
Name, Age and Address        with the Fund         During Past 5 Years
---------------------        -------------         -------------------

Stephen J. Gutman, 54        Trustee               Partner and Chief Operating
515 East 79th Street                               Officer of B.B. Associates
New York, NY 10021                                 LLC (menswear specialty
                                                   retailing and other
                                                   activities), since May 1989;
                                                   Director/Trustee, SunAmerica
                                                   Mutual Funds and AST.

Peter A. Harbeck*, 43        Trustee and           Director and President,
The SunAmerica Center        President             SunAmerica Asset Management
733 Third Avenue                                   Corp. ("SunAmerica");
New York, NY 10017-3204                            Director,  SunAmerica
                                                   Capital Services, Inc.
                                                   ("SACS"), since February
                                                   1993;  Director and
                                                   President, SunAmerica Fund
                                                   Services, Inc. ("SAFS"),
                                                   since May 1988; President,
                                                   SunAmerica Mutual Funds and
                                                   AST; Executive Vice President
                                                   and Chief Operating Officer,
                                                   SunAmerica, from May 1988 to
                                                   August 1995; Executive Vice
                                                   President, SACS, from
                                                   November 1991 to August 1995;
                                                   Director, Resources Trust
                                                   Company.


Peter McMillan III*, 39      Trustee               Executive Vice President and
1 SunAmerica Center                                Chief Investment Officer,
Los Angeles, CA 90067                              SunAmerica Investments,
                                                   Inc., since August 1989;
                                                   Director/Trustee, SunAmerica
                                                   Mutual Funds; Director,
                                                   Resources Trust Company.

Sebastiano Sterpa, 68        Trustee               Founder of Sterpa Realty,
Suite 200                                          Inc., a full service real
200 West Glenoaks Blvd.                            estate firm, since 1962;
Glendale, CA  91202                                Chairman of the Sterpa
                                                   Group, real estate
                                                   investments and management
                                                   company since 1962;
                                                   Director/Trustee, SunAmerica
                                                   Mutual Funds.

P. Christopher Leary, 37     Vice President        Executive Vice President,
The SunAmerica Center                              SunAmerica, since October
733 Third Avenue                                   1997; Senior Vice President,
New York, NY 10017-3204                            SunAmerica, since January
                                                   1994; Director of
                                                   Fixed-Income, SunAmerica,
                                                   since October 1996; Senior
                                                   Portfolio Manager,
                                                   SunAmerica, since June 1991.

                             Position              Principal Occupations
Name, Age and Address        with the Fund         During Past 5 Years
----------------------       -------------         -------------------
John DiVito, 26              Vice President        Assistant Vice President and
The SunAmerica Center                              Assistant Portfolio Manager,
733 Third Avenue                                   SunAmerica, since January
New York, New York 10017                           1997; Assistant Trader,
                                                   Stoever, Glass and Company,
                                                   from January 1994 to November
                                                   1994.

James T. McGrath, 30         Vice President        Portfolio Manager,
The SunAmerica Center                              SunAmerica, since August
733 Third Avenue                                   1997; Investment Assistant,
New York, New York 10017                           Assistant Vice President
                                                   and Municipal Bond Trader,
                                                   Chase Asset Management, from
                                                   1991 to 1997.

Karolann Patranzino, 27      Vice President        Assistant Vice President,
The SunAmerica Center                              SunAmerica, since April 1997;
733 Third Avenue                                   Fixed Income Analyst,
New York, New York 10017                           SunAmerica, since July 1993;
                                                   employee, SunAmerica, since
                                                   February 1992.

John W. Risner, 38           Vice President        Senior Portfolio Manager,
The SunAmerica Center                              SunAmerica, since February
733 Third Avenue                                   1997; Vice President and
New York, New York 10017                           Senior Portfolio Manager,
                                                   Value Line Asset Management,
                                                   from April 1992 to January
                                                   1997.

Robert M. Zakem, 39          Secretary             Senior Vice President and
The SunAmerica Center                              General Counsel, SunAmerica,
733 Third Avenue                                   since April 1993; Executive
New York, NY 10017-3204                            Vice President, General
                                                   Counsel and Director, SACS,
                                                   since February 1993; Vice
                                                   President, General Counsel
                                                   and Assistant Secretary,
                                                   SAFS, since January 1994;
                                                   Vice President, SunAmerica
                                                   Series Trust, Anchor Pathway
                                                   Fund and Seasons Series
                                                   Trust; Assistant Secretary,
                                                   SunAmerica Series Trust and
                                                   Anchor Pathway Fund, since
                                                   September 1993; Assistant
                                                   Secretary, Seasons Series
                                                   Trust, since April 1997;
                                                   Secretary, SunAmerica Mutual
                                                   Funds and AST; formerly, Vice
                                                   President and Associate
                                                   General Counsel, SunAmerica,
                                                   March 1992 to April 1993.

Peter C. Sutton, 33          Treasurer             Senior Vice President,
The SunAmerica Center                              SunAmerica, since April
733 Third Avenue                                   1997; Treasurer, SunAmerica
New York, NY 10017-3204                            Mutual Funds and Anchor
                                                   Series Trust, since February
                                                   1996; Vice President,
                                                   SunAmerica Series Trust and
                                                   Anchor Pathway Fund, since
                                                   October 1994;  Vice
                                                   President, Seasons Series
                                                   Trust, since April 1997;
                                                   formerly, Vice President,
                                                   SunAmerica from 1994 to
                                                   1997; Controller, SunAmerica
                                                   Mutual Funds and AST from
                                                   March 1993 to February 1996;
                                                   Assistant Controller,
                                                   SunAmerica Mutual Funds from
                                                   1990 to 1993.

     Trustees and officers of the Trust are also trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser, and distributed by the Distributor and other affiliates of SunAmerica Inc.

     The Trust pays each Trustee, who is not an interested person of the Trust or the Adviser (each a "disinterested" Trustee), annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. Specifically, each disinterested Trustee receives a pro rata portion (based upon the Trust's net assets) of $40,000 in annual compensation for acting as director or trustee to all the retail funds in the SunAmerica Mutual Funds. In addition, Mr. Eisenstat receives an aggregate of $2,000 in annual compensation for serving as the Chairman of the Boards of the SunAmerica Mutual Funds. Officers of the Trust receive no direct remuneration in such capacity from the Trust or any of the Funds.

     In addition, each disinterested Trustee also serves on the Audit Committee of the Board of Trustees. Each member of the Audit Committee receives an aggregate of $5,000 in annual compensation for serving on the Audit Committees of all the SunAmerica Mutual Funds and Anchor Series Trust. With respect to the Trust, each member of the committee receives a pro rata portion of the $5,000 annual compensation, based on the relative net assets of the Trust. The Trust also has a Nominating Committee, comprised solely of disinterested Trustees, which recommends to the Trustees those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meetings. Members of the Nominating Committee serve without compensation.

     The Trustees (and Directors) of the SunAmerica Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the Trustees who are disinterested Trustees. The Retirement Plan provides generally that if a disinterested Trustee who has at least 10 years of consecutive service as a disinterested Trustee of any of the SunAmerica Mutual Funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica Mutual Fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a disinterested Trustee of each SunAmerica Mutual Fund for the calendar year in which such birthday occurs, plus (ii) 8.5% of any amounts credited under clause (i) during prior years. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.

     As of November 24, 1997, the Trustees and officers of the Trust owned in the aggregate, less than 1% of the Trust's total outstanding shares.

     The following shareholders owned of record or beneficially 5% or more of the indicated Portfolio Class' shares outstanding as of November 7, 1997: U.S. Government Portfolio - Class A - Royal Alliance Associates, Inc., New York, New York 10017 - owned 5%, City of Scottsdale, Scottsdale, Arizona 85251 - owned 9%.


     To the knowledge of SunAmerica, as of November 7, 1997, no person owned beneficially 25% or more of a Portfolio's outstanding voting securities. A shareholder who owns beneficially, directly or indirectly, 25% or more of a Portfolio's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Portfolio.

     The following table sets forth information summarizing the compensation of each disinterested Trustee for his services as Trustee for the fiscal year ended March 31, 1997. Neither the Trustees who are interested persons of the Trust nor any officers of the Trust receive any compensation.

                               COMPENSATION TABLE

                           Aggregate         Pension or       Estimated Annual  Total Compensation
                         Compensation    Retirement Benefits   Benefits Upon    from Registrant and
                        from Registrant    Accrued as Part      Retirement**     Fund Complex Paid
                                          of Fund Expenses*                        to Trustees*
Trustee
---------------------------------------------------------------------------------------------------

S. James Coppersmith            $24,093              $35,987           $29,670           $   65,000

Samuel M. Eisenstat             $25,252              $31,686           $46,089           $   69,000

Stephen J. Gutman               $24,093              $32,794           $60,912           $   65,000
Sebastiano Sterpa               $24,497              $22,094           $ 7,900           $43,333***
---------------------------------------------------------------------------------------------------

  * Information is as of March 31, 1997 for the five investment companies in the complex which pay fees to these directors/trustees. The complex consists of the SunAmerica Mutual Funds and Anchor Series Trust.
 ** Assuming participant elects to receive benefits in 15 yearly installments. *** Mr. Sterpa is not a trustee of Anchor Series Trust.

             ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND
                                 ADMINISTRATOR

THE ADVISER. The Adviser, organized as a Delaware corporation in 1982, is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, and acts as adviser to each of the Funds pursuant to the Investment Advisory and Management Agreement dated September 23, 1993 (the "Advisory Agreement") with the Trust, on behalf of each Fund. The Adviser is an indirect wholly owned subsidiary of SunAmerica Inc. SunAmerica Inc., is incorporated in the State of Maryland and maintains its principal executive offices at 1 SunAmerica Center, Century City, Los Angeles, CA 90067-6022, telephone (310) 772-6000.

       Under the Advisory Agreement, the Adviser selects and manages the investments of each Fund, provides various administrative services and supervises the Funds' daily business affairs, subject to general review by the Trustees.

       Except to the extent otherwise specified in the Advisory Agreement, each Fund pays, or causes to be paid, all other expenses of the Trust and each of the Funds, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Funds and their shares under Federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information regarding the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including Officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust's operation.

       As compensation for its services to the Funds, the Adviser receives a fee from each Fund, payable monthly, computed daily at the following annual rates:

Fund                            Fee
----                            ---
Government Securities Fund      .75% of average daily net assets up to $200 million;
                                .72% of next 200 million;
                                and .55% of average daily net assets in excess of $400 million.

Federal Securities Fund         .55% of average daily net assets up to $25 million;
                                .50% of the next $25 million;
                                and .45% of average daily net assets in excess of $50 million.

Diversified Income Fund         .65% of average daily net assets up to $350 million;
                                and .60% of average daily net assets in excess of $350 million.

High Income Fund                .75% of average daily net assets up to $200 million;
                                .72% of the next $200 million;
                                and .55% of average daily net assets in excess of $400 million.

Tax Exempt Insured Fund         .50% of average daily net assets up to $350 million;
                                and .45% of average daily net assets in excess of $350 million.

       The following table sets forth the total advisory fees received by the Adviser from each Fund pursuant to the Advisory Agreement for the fiscal years ended March 31, 1997, 1996 and 1995.

                                 ADVISORY FEES

Fund                             1997        1996        1995
----------------------------------------------------------------
Government Securities Fund    $3,370,947  $4,212,162  $5,033,634
Amount Waived                         --          --     226,804
Federal Securities Fund          294,357     360,738     365,395
Diversified Income Fund          740,539     915,671   1,153,494
High Income Fund               1,107,351   1,273,169   1,192,998
Tax Exempt Insured Fund          685,760     802,564     874,281

       With respect to the Class A shares of Federal Securities Fund, for the fiscal year ended March 31, 1995, voluntary expense reimbursements were given to the Fund by the Adviser in the amount of $20,954.

       The Advisory Agreement continues with respect to each Fund from year to year, if such continuance is approved at least annually by vote of a majority of the Trustees or by the holders of a majority of the respective Fund's outstanding voting securities. Any such continuation also requires approval by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party as defined in the 1940 Act by vote cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated with respect to a Fund at any time, without penalty, on 60 days' written notice by the Trustees, by the holders of a majority of the respective Fund's outstanding voting securities or by the Adviser. The Advisory Agreement automatically terminates with respect to each Fund in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

       Under the terms of the Advisory Agreement, the Adviser is not liable to the Funds, or their shareholders, for any act or omission by it or for any losses sustained by the Funds or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

PERSONAL SECURITIES TRADING. The Trust and the Adviser have adopted a written Code of Ethics (the "Code of Ethics") which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the Code of Ethics is an individual who is a trustee, director, officer, general partner or advisory person of the Trust or the Adviser. The guidelines on personal securities trading include: (i) securities being considered for purchase or sale, or purchased or sold, by any Investment Company advised by the Adviser; (ii) Initial Public Offerings; (iii) private placements; (iv) blackout periods; (v) short-term trading profits; (vi) gifts; and (vii) services as a director. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. The Adviser reports to the Board of Trustees on a quarterly basis, as to whether there were any violations of the Code of Ethics by Access Persons of the Trust or the Adviser during the quarter.

THE DISTRIBUTOR. The Trust, on behalf of each Fund, has entered into a distribution agreement (the "Distribution Agreement") with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of SunAmerica Inc., to act as the principal underwriter of the shares of each Fund. The address of the Distributor is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Funds through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see "Distribution Plans" below).

       The Distribution Agreement continues in effect from year to year, with respect to each Fund, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the disinterested Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Fund on 60 days' written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Fund in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

       The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Funds. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Keogler Morgan & Company, Financial Service Corporation and Advantage Capital Corporation, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

DISTRIBUTION PLANS. As indicated in the Prospectus, the Trustees of the Trust and the shareholders of each class of shares of each Fund have adopted Distribution Plans (the "Class A Plan," the "Class B Plan" and the "Class C Plan" and collectively, the "Distribution Plans"). Reference is made to "Management of the Trust -Distribution Plans" in the Prospectus for certain information with respect to the Distribution Plans.

       Under the Class A Plan, the Distributor may receive payments from a Fund at an annual rate of up to 0.10% of average daily net assets of such Fund's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class C Plans, the Distributor may receive payments from a Fund at the annual rate of up to 0.75% of the average daily net assets of such Fund's Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Fund by their customers.

       The following table sets forth the distribution and service maintenance fees the Distributor received from the Funds for the fiscal years ended March 31, 1997, 1996 and 1995.

                   DISTRIBUTION AND SERVICE MAINTENANCE FEES

Fund                          1997                  1996                  1995
----------------------------------------------------------------------------------------------

                              Class A    Class B    Class A    Class B    Class A    Class B

Government Securities Fund    $392,498  $3,662,116  $388,894  $5,201,895  $251,367  $7,088,417

Federal Securities Fund        120,785     225,691   116,954     384,150     5,831     711,995

Diversified Income Fund         63,781     957,064    56,515   1,247,253    52,416   1,624,850

High Income Fund               138,128   1,081,816   144,739   1,284,954   109,589   1,277,571
Tax Exempt Insured Fund        379,499     287,238   462,514     283,659   528,127     239,626

       Continuance of the Distribution Plans with respect to each Fund is subject to annual approval by vote of the Trustees, including a majority of the disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time with respect to a Fund without payment of any penalty by vote of a majority of the disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the disinterested Trustees of the Trust shall be committed to the discretion of the disinterested Trustees. In the Trustees' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Fund, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund.

THE ADMINISTRATOR. The Trust has entered into a Service Agreement, under the terms of which SAFS, an indirect wholly owned subsidiary of SunAmerica Inc., acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Funds. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

       The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees.

       Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Trust, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets. This fee represents the full cost of providing shareholder and transfer agency services to the Trust.

From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust). For further information regarding the Transfer Agent, see the section entitled "Additional Information" below.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

       As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for each Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through brokers-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of the Adviser.

       In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

       The primary consideration of the Adviser in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers which provide them with research services and may cause a Fund to pay such broker-dealers commissions which exceed those that other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Trust. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Funds by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Funds are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

       Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Fund as a factor in the selection of brokers for transactions effected on behalf of a Fund, subject to the requirement of best price and execution.

       Although the objectives of other accounts or investment companies which the Adviser manages may differ from those of the Funds, it is possible that, at times, identical securities will be acceptable for purchase by one or both of the Funds and one or more other accounts or investment companies which the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Funds and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

       The following table sets forth the brokerage commissions paid by those Funds that paid commissions and the amounts of such brokerage commissions which were paid to affiliated broker-dealers by the Funds for the fiscal year ended March 31, 1997.

                           1997 BROKERAGE COMMISSIONS

                                        Aggregate             Amount  paid to             Percentage paid to
                                        Brokerage             Affiliated Broker-Dealers   Affiliated Broker-Dealers
Fund                                    Commissions

Federal Securities Fund                      $  250                     $0                        0%
High Income Fund                             $1,458                     $0                        0%
Diversified Income Fund                      $  684                     $0                        0%
Government Securities Fund                   $  750                     $0                        0%

       For the fiscal years ended March 31, 1996 and March 31, 1995, the High Income Fund paid brokerage commissions of $30,000 and $34,028, respectively, and for the fiscal year ended March 31, 1996, the Federal Securities Fund and the Diversified Income Fund paid brokerage commissions of $400 and $3,000, respectively, of which $0 was paid to affiliated brokers. None of the other Portfolios of the Trust paid any commissions during these periods.

              ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

       Shares of each of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares), or (ii) on a deferred basis (Class B and Class C shares, and certain Class A shares). Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

       The following tables set forth the front-end sales charges with respect to Class A shares of each Fund, the amount of the front-end sales charges which was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B shares of each Fund, received by the Distributor for the fiscal years ended March 31, 1997, 1996 and 1995.

                                      1997

                             Front-End Sales       Amount Reallowed          Amount Reallowed         Contingent Deferred
                             Concessions           to Affiliated             to Non-Affiliated        Sales Charge -
Fund                         Class A Shares        Broker-  Dealers          Broker-Dealers           Class B Shares
----                         --------------        ----------------          --------------           --------------

Government Securities Fund      $ 32,290              $16,822                   $10,305                  $924,933
Federal Securities Fund           10,220                7,306                     2,974                    45,178
Diversified Income Fund           86,113               34,644                    36,605                   221,016
High Income                      149,191               57,237                    67,696                   313,032
Fund
Tax Exempt                        41,383               24,953                     9,219                    88,150
Insured Fund

                                      1996

                             Front-End Sales       Amount Reallowed          Amount Reallowed         Contingent Deferred
                             Concessions           to Affiliated             to Non-Affiliated        Sales Charge -
Fund                         Class A Shares        Broker-  Dealers          Broker-Dealers           Class B Shares
----                         --------------        ----------------          --------------           --------------

Government Securities Fund      $ 34,701              $23,047                   $ 6,065                  $1,767,247
Federal Securities Fund           51,871               26,836                    17,101                      92,902
Diversified Income Fund           59,956               41,282                     9,079                     353,984
High Income Fund                 110,516               75,941                    17,311                     379,578
Tax Exempt                       118,382               78,270                    19,723                     113,374
Insured Fund

                                      1995

                             Front-End Sales       Amount Reallowed          Amount Reallowed         Contingent Deferred
                             Concessions           to Affiliated             to Non-Affiliated        Sales Charge -
Fund                         Class A Shares        Broker-  Dealers          Broker-Dealers           Class B Shares
----                         --------------        ----------------          --------------           --------------

Government Securities Fund      $ 84,710              $ 56,872                  $10,813                  $4,729,948
Federal Securities Fund           19,976                11,597                    3,947                      68,586
Diversified Income Fund          201,057               144,342                   26,811                     776,679
High Income Fund                 148,782               107,889                   16,642                     420,741
Tax Exempt                       149,429                85,321                   40,047                      85,661
Insured Fund

CDSCS APPLICABLE TO CERTAIN CLASS B SHARES. Class B shares of the Government Securities Fund, the Federal Securities Fund, the Diversified Income Fund and the High Income Fund issued to shareholders in exchange for shares of Old Government Securities, Old Federal Securities, Old Diversified Income and Old High Income, respectively, in the Reorganization, are subject to the CDSC schedule that applied to redemptions of shares of these funds at the time of reorganization. Upon a redemption of these shares, the shareholder will receive credit for the periods both prior to and after the Reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to shares of the Government Securities Fund, the Federal Securities Fund and the High Income Fund:

                                          CONTINGENT DEFERRED SALES CHARGE
                                          AS A PERCENTAGE OF DOLLARS
YEAR SINCE PURCHASE PAYMENT WAS MADE      INVESTED OR REDEMPTION PROCEEDS
------------------------------------      -------------------------------

First                                                   5%
Second                                                  4%
Third                                                   3%
Fourth                                                  2%
Fifth                                                   1%
Sixth and thereafter                                    0%
==========================================================================

The following table sets forth the rates of CDSC applicable to shares of the Diversified Income Fund:

                                          CONTINGENT DEFERRED SALES CHARGE
                                          AS A PERCENTAGE OF DOLLARS
YEAR SINCE PURCHASE PAYMENT WAS MADE      INVESTED OR REDEMPTION PROCEEDS
------------------------------------      -------------------------------
First                                                   3%
Second                                                  2%
Third                                                   1%
Fourth and thereafter                                   0%
==========================================================================

       Any Class B shares purchased after the date of the Reorganization (other than through the reinvestment of dividends and distributions, which are not subject to the CDSC) will be subject to the CDSC schedule reflected in the Prospectus.

CONVERSION FEATURE APPLICABLE TO CERTAIN CLASS B SHARES. Shareholders of Class B shares of the Government Securities Fund, the Federal Securities Fund, the Diversified Income Fund and the High Income Fund issued in exchange for shares of Old Government Securities, Old Federal Securities, Old Diversified Income and Old High Income, respectively, in the Reorganization, will receive credit for the periods both prior to and after the Reorganization during which the shares were held, for purposes of computing the seven year holding period applicable to the conversion feature.

WAIVER OF CDSCS. As discussed under "Purchase of Shares" in the Prospectus, CDSCs may be waived on redemptions of Class B and Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

       Death.  CDSCs may be waived on redemptions within one year following the
       -----
death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the date of CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B shares are not redeemed within one year of the date of death, they will remain Class B shares and be subject to the applicable CDSC, if any, when redeemed.

       Disability.  CDSCs may be waived on redemptions occurring within one year
       ----------
after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of
the Code).   To be eligible for such waiver, (i) the  disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

PURCHASES THROUGH THE DISTRIBUTOR. An investor may purchase shares of a Fund through dealers which have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the NYSE that day. Orders received by the Distributor after the close of business will be executed at the offering price determined after the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Fund will not be responsible for delays caused by dealers.

PURCHASE BY CHECK. Checks should be made payable to the specific Fund or to "SunAmerica Funds". If the payment is for a retirement plan account for which the Adviser serves as fiduciary, please indicate on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 419373, Kansas City, Missouri 64141-6373 and the shareholder's Fund account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the applicable Fund at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of shares of each Fund may be purchased directly through the Transfer Agent. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, a Fund will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Funds do not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by a Fund should not be considered verification thereof. Neither the Funds nor their affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Redemption of Shares.")

PURCHASE THROUGH SAFS. SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Fund's close of business, the purchase of shares of a Fund will be effected on that day. If the order is received after the Fund's close of business, the order will be effected on the next business day.

PURCHASE BY FEDERAL FUNDS WIRE. An investor may make purchases by having his or her bank wire Federal funds to the Trust's Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

          1. You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SunAmerica Fund Services, Inc. at: (212) 551-5343.

          2. Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at (800) 858-8850, extension 5125 to obtain your new account number.

          3.   Instruct the bank to wire the specified amount to the Transfer
               Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, SunAmerica [name of Fund, Class __] (include shareholder name and account number).


WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors and other full-time employees of SunAmerica and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by SunAmerica or an affiliate thereof. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners adhering to the following standards established by the
Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

REDUCED SALES CHARGES (CLASS A SHARES ONLY). As discussed under "Purchase of Shares" in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

COMBINED PURCHASE PRIVILEGE.  The following persons may qualify for the sales
---------------------------
charge reductions or eliminations by combining purchases of Fund shares into a single transaction:

       (i) an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other);

       (ii) an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

       (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

       (iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

       (v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

       (vi)   group purchases as described below.

       A combined purchase currently may also include shares of other funds in the SunAmerica Family of Mutual Funds (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

RIGHTS OF ACCUMULATION.  A purchaser of Fund shares may qualify for a reduced
----------------------
sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by the Adviser, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

       The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

Letter of Intent.  A reduction of sales charges is also available to an investor
----------------
who, pursuant to a written Letter of Intent which is set forth in the New Account Application, establishes a total investment goal in Class A shares of one or more Funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Fund, or of other funds advised by the Adviser which impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

       The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Funds purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.


REDUCED SALES CHARGE FOR GROUP PURCHASES.  Members of qualified groups may
----------------------------------------
purchase Class A shares of the Funds under the combined purchase privilege as described above.

       To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member. Class B or Class C shares are not included in calculating the purchased amount of a Fund's shares.

       Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

       Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund's shares for the benefit of any of the foregoing.

       Interested groups should contact their investment dealer or the Distributor. The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Funds at any time.

       NET ASSET VALUE TRANSFER PROGRAM.  Investors may purchase Class A shares
       --------------------------------
of a Fund at net asset value to the extent that the investment represents the proceeds from a redemption of a non-SunAmerica mutual fund in which the investor either (a) paid a front-end sales load or (b) was subject to, or paid a CDSC on the redemption proceeds. Nevertheless, the Distributor will pay a commission to any dealer who initiates or is responsible for such an investment, in the amount of .50% of the amount invested, subject, however, to forfeiture in the event of a redemption during the first year from the date of purchase. In addition, it is essential that an NAV Transfer Program Form accompany the New Account Application to indicate that the investment is intended to participate in the Net Asset Value Transfer Program (formerly, Exchange Program for Investment Company Shares). This program may be revised or terminated without notice by the Distributor. For current information, contact Shareholder/Dealer Services at (800) 858-8850.

             ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

       Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption of Fund shares.

       If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of each of the Funds, may pay the redemption price in whole or in part, by a distribution in kind of securities from a Fund in lieu of cash. In conformity with applicable rules of the SEC, the Funds are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

                        DETERMINATION OF NET ASSET VALUE

       The Fund is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 P.M., Eastern time). Each Fund calculates the net asset value of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class.

        Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Manager deems it appropriate to do so, an over-the counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Manager, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Fund's total assets.

        A Fund's liabilities, including proper accrusals of expense items, are deducted from total assets.

                                PERFORMANCE DATA

       Each Fund may advertise performance data that reflects various measures of total return and yield. An explanation of the data presented and the methods of computation that will be used are as follows.

       A Fund's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

       Average annual total return is determined separately for Class A, Class B and Class C shares in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5- and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                       P(1 + T)/to the power of n/ = ERV

          P   =    a hypothetical initial purchase payment of $1,000
          T   =    average annual total return
          N   =    number of years
          ERV =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).
   The above formula assumes that:

          1. The maximum sales load (i.e., either the front-end sales load in the case of the Class A shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B or Class C shares) is deducted from the initial $1,000 purchase payment;
          2. All dividends and distributions are reinvested at net asset value; and
          3. Complete redemption occurs at the end of the 1-, 5-, or 10- year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.

The Funds' average annual total return for the 1-, 5- and 10-year periods (or from date of inception, if sooner) ended March 31, 1997, are as follows:


Class A Shares                 Since Inception     One Year   Five Years   Ten Years
--------------                 ---------------     -------    ----------   ---------

Government Securities Fund     /1/   3.29%     (0.96%)          N/A          N/A
Federal Securities Fund        /1/   4.00%      0.39%           N/A          N/A
Diversified Income Fund        /1/   3.54%      6.14%           N/A          N/A
High Income Fund               /2/   8.08%      6.17%           7.41%        7.96%
Tax Exempt Insured Fund        /3/   6.15%     (0.71%)          4.42%        5.51%

----------
/1/ From date of October 1, 1993.
/2/ From date of inception of September 16, 1986.
/3/ From date of inception of November 21, 1985.

Class B Shares                Since Inception     One Year    Five Years   Ten Years
--------------                ---------------     --------    ----------   ---------
Government Securities Fund    /4/     6.01%       (0.69%)        4.34%       6.02%
Federal Securities Fund       /5/     8.04%        0.82%         4.79%       6.66%
Diversified Income Fund       /6/     4.88%        6.74%         4.82%       N/A
High Income Fund              /7/     4.69%        6.78%         N/A         N/A
Tax Exempt Insured Fund       /7/     2.33%       (0.43%)        N/A         N/A

     Each Fund may advertise cumulative, rather than total average return, for each class of its shares for periods of time other than the 1-, 5- and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.

     Each Fund may also advertise performance data that reflects yield. Yield is determined separately for Class A, Class B and Class C shares in accordance with a standardized formula prescribed by the SEC and is not indicative of the amounts which were or will be paid to shareholders. The current yield quoted in a Fund's advertisements is computed by dividing the net investment income per share earned during the 30 day period by the maximum offering price per share on the last day of the period. The following formula illustrates the computation:

                         Yield = 2 [{A - B + 1}/to the 6th power/  - 1 ]
                                     -----
                                       CD

        A =    dividends and interest earned during the period
        B =    expenses accrued for the period (net of reimbursements)
        C =    the average daily number of shares outstanding during the
               period that were entitled to receive dividends
        D =    the maximum offering price per share on the last day of the period

     The yields for the one month periods ended March 31, 1997, 1996 and 1995 are as follows:


Fund                         March 31, 1997      March 31, 1996      March 31, 1995
------------------------------------------------------------------------------------

                             Class A   Class B   Class A   Class B   Class A   Class B

Government Securities         5.53%     5.15%     5.71%     5.33%     6.04%     5.64%
Fund
Federal Securities Fund       5.38%     4.98%     5.44%     5.09%     6.48%     6.07%
Diversified Income Fund       8.63%     8.42%     8.15%     7.88%    10.39%    10.65%
High Income Fund              9.10%     8.86%     9.02%     8.91%     9.99%     9.93%
Tax Exempt Insured Fund       4.53%     4.10%     4.50%     4.08%     5.10%     4.73%

----------
/4/ From date of inception of March 3, 1986.
/5/ From date of inception of April 25, 1983.
/6/ From date of inception of April 6, 1991.
/7/ From date of October 1, 1993.

     Current yield is not indicative of the amount which was or will be paid to the shareholders. The amount paid to shareholders is reflected in the quoted current distribution rate. The current distribution rate is computed by annualizing the total amount of dividends per share paid by each Fund during the past month and dividing by the current maximum offering price. Under some circumstances it may be appropriate to use the dividends paid over the past year. The current distribution rate differs from current yield in that it includes amounts distributed to shareholders from sources other than dividends and interest, such as short-term capital gains or option writing premiums and is calculated over a different period of time. Such rates will be accompanied in advertisements by standardized yield calculations as promulgated by the SEC.

Comparisons
-----------

     Each Fund may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in a Fund. The following references may be used:

     a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average) and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.

     b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     c) Standard & Poor's 100 Stock Index -- an unmanaged index based on the prices of 100 blue chip stocks, including 92 industrials, one utility, two transportation companies and five financial institutions. The Standard & Poor's 100 Stock Index is a smaller, more flexible index for options trading.

     d) The NYSE composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the NYSE.

     e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     f) Russell 3000 and 2000 Indices -- represents the top 3,000 and the next 2,000 stocks traded on the NYSE, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalization.

     g) Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

     h) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc., analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     i) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, risk and total return for the mutual fund industry.

     j) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service and other publications containing financial analyses which rate mutual fund performance over specified time periods.

     k) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of periodic change in the price of goods and services in major expenditure groups.

     l) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates -- historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills and inflation.

     m) Savings and Loan Historical Interest Rates as published in the U.S. Savings & Loan League Fact Book.

     n) Shearson-Lehman Municipal Bond Index and Government/Corporate Bond Index -- unmanaged indices that track a basket of intermediate and long-term bonds. Reflect total return and yield and assume dividend reinvestment.

     o) Salomon GNMA Index published by Salomon Brothers Inc. -- Market value of all outstanding 30-year GNMA Mortgage Pass-Through Securities that includes single family and graduated payment mortgages.

     p) Salomon Mortgage Pass-Through Index published by Salomon Brothers Inc. -- Market value of all outstanding agency mortgage pass-through securities that includes 15- and 30-year FNMA, FHLMC and GNMA Securities.

     q) Value Line Geometric Index -- broad based index made up of approximately 1700 stocks each of which have an equal weighting.

     r) Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

     s) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or more in market capitalization. The index is priced monthly.

     t) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated "AA" or "AAA." It is a value-weighted, total return index, including approximately 800 issues.

     u) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and mortgage pass-through securities.

     v) Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:




               Australian Dollars                       Netherlands Guilders
               Canadian Dollars                         Swiss Francs
               European Currency Units                  UK Pound Sterling
               French Francs                            U.S. Dollars
               Japanese Yen                             German Deutsche Marks

     w) J.P. Morgan Global Government Bond Index -- a total return, market capitalization-weighted index, rebalanced monthly, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom and the United States.

     x) Shearson Lehman LONG-TERM Treasury Bond Index -- is comprised of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

     y) NASDAQ Industrial Index -- is comprised of more than 3,000 industrial issues. It is a value-weighted index calculated on pure change only and does not include income.

     z) The MSCI Combined Far East Free ex Japan Index -- a market capitalization weighted index comprised of stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in this index at 20% of its market capitalization.

     aa) First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

     bb) Merrill Lynch High Yield Bond Master Index -- generally includes over 500 issues rated "BB+" to "CCC-" with an aggregate par value of approximately $100 billion.

     cc) Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities list on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

     dd) In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to such other standards.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. Each Fund intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net capital losses. Each Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses from the sale of assets held more than twelve months. Dividends from net investment income are declared daily and paid monthly. Dividends are paid on or about the fifteenth day of the month. Net capital gains, if any, will be paid annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

     Distributions will be paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the dividends total in excess of $10 per distribution period and the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.

TAXES. Each Fund is qualified, intends to remain qualified and elects to be treated as a regulated investment company under Subchapter M of the Code for each taxable year. In order to remain qualified as a regulated investment company, each Fund generally must, among other things: (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of stock or securities and certain other related income; (b) for tax years beginning on or before August 5, 1997, derive less than 30% of its gross income from the sale or other disposition of stock or securities held less than 3 months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of each Fund's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies).

     As a regulated investment company, each Fund will not be subject to U.S. Federal income tax on its income and capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders at least equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.

     Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, i.e., capital gains in excess of its capital losses for the 12-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it actually is paid during calendar year or if declared by each Fund in October, November or December of such year, payable to shareholders of record on a date in such month and paid by each Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of December 31, rather than the date on which the distributions are received.

     Distributions of net investment income and short-term capital gains ("ordinary income dividends") are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such dividends received from each Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Fund's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each fiscal year. Because each of the Funds will invest principally in debt securities, it is not anticipated that a significant portion of dividends paid by any Fund will qualify for the dividends received deduction. Distributions of net capital gains, if any, are taxable as capital gains regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his or her shares and are not eligible for the dividends received deduction for corporations. At March 31, 1997, Government Securities Fund, Federal Securities Fund, Diversified Income Fund, High Income Fund, and Tax Exempt Insured Fund had capital loss carry forwards of $36,791,157, $1,045,533, $29,832,034,
$37,606,003, and $6,547,732, respectively, which are available to the extent not utilized to offset future gains from 1998 through 2005. The utilization of such losses will be subject to annual limitations under the Code and the regulations thereunder.

     Upon a sale or exchange of its shares, a shareholder may realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months; gain will be taxable at the maximum rate of 28% if such shares were held for more than 12, but not more than 18 months; gain will be taxable at the maximum rate of 20% if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. The amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. Generally, any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (by dividend reinvestments or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of a Fund held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

     Under certain circumstances (such as the exercise of an exchange privilege in certain cases), the tax effect of sales load charges imposed on the purchase of shares in a regulated investment company is deferred if the shareholder does not hold the shares for at least 90 days.

     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of that Fund's assets to be invested in various countries is not known. It is not anticipated that any Fund will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by such Fund.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts, sales of currencies or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition generally also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

     The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts which a Fund may write, purchase or sell. Such options and contracts are classified as
Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of
Section 1256 contracts, except
forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the-counter options generally constitute short-term capital gains or losses. When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

     A substantial portion of each Fund's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A Straddle consisting of a listed option, futures contract, or option on a futures contract and of U.S. government securities would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term and (iv) "conversion transaction" rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections. Newly-enacted Code Section 1259 will require the recognition of gain (but not loss) if a Fund makes a "constructive sale" of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

     The Government Securities Fund, Federal Securities Fund, Diversified Income Fund, High Income Fund and Tax Exempt Insured Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

     With respect to the Tax Exempt Insured Fund, distributions out of net investment income attributable to interest received on tax-exempt securities ("exempt-interest dividends") will be exempt from Federal income tax when paid to shareholders. It should be noted, however, that interest on certain "private activity bonds" issued after August 7, 1986 is an item of tax preference for purposes of the alternative minimum tax, and in any event all except interest dividends whether or not treated as a tax preference, must be taken into account by corporate shareholders for purposes of determining the amount of the adjustment to corporate alternative minimum taxable income based on adjusted current earnings. The Fund anticipates that a portion of its investment may be made in such "private activity bonds" with the result that a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Moreover, shareholders should be aware that, while exempt from Federal income tax, exempt-interest dividends may be taxable for state and local tax purposes. Any loss realized by a shareholder on the sale of shares of the Tax Exempt Insured Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividend received thereon. Moreover, a shareholder may not deduct interest on indebtedness incurred or continued to purchase or carry shares of the Tax Exempt Insured Fund to the extent that the Fund distributes exempt-interest dividends to the shareholders during the taxable year.

     Legislation has expanded the market discount rules to apply to tax exempt bonds purchased after April 30, 1993. Therefore, any gain on the disposition of such a bond (including the receipt of a partial principal payment) that was acquired for a price less than the principal amount (or in the case of a bond issued with original issue discount, the adjusted issue price at the time of purchase) of the bond is treated as ordinary income to the extent of the required market discount.

     A Fund may be required to backup withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

     Foreign shareholders generally will be subject to a withholding tax at the rate of 30% (or lower treaty rate) on any ordinary income dividends paid by the Funds.

     The foregoing is a general abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in each Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management or investment policies.

                                RETIREMENT PLANS

     Shares of each Fund (other than the Tax Exempt Insured Fund) are eligible to be purchased in conjunction with various types of qualified retirement plans. The summary below is only a brief description of the Federal income tax laws for each Plan and does not purport to be complete. Further information or an application to invest in shares of the Fund by establishing any of the retirement plans described below may be obtained by calling Retirement Plans at
(800) 858-8850. However, it is recommended that a shareholder considering any retirement plan consult a tax adviser before participating.

PENSION AND PROFIT-SHARING PLANS. Sections 401(a) and 401(k) of the Code permit business employers and certain associations to establish pension and profit sharing plans for employees. Shares of the Fund may be purchased by those who would have been covered under the rules governing old H.R. 10 (Keogh) Plans, as well as by corporate plans. Each business retirement plan provides tax advantages for owners and participants. Contributions made by the employer are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

TAX-SHELTERED CUSTODIAL ACCOUNTS. Section 403(b)(7) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to purchase shares of the Fund and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes.

INDIVIDUAL RETIREMENT ACCOUNTS (IRA). Section 408 of the Code permits eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, commonly referred to as SEP-IRA. These IRA's are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals, and the time in which distributions would be allowed to commence. In addition, certain distributions from some other types of retirement plans may be placed on a tax-deferred basis in an IRA.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION (SARSEP). This plan was introduced by a provision of the Tax Reform Act of 1986 as a unique way for small employers to provide the benefit of retirement planning for their employees.
Contributions are deducted from the employee's paycheck before tax deductions and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES ("SIMPLE IRA"). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions on earnings until they are withdrawn.

ROTH IRA. This plan, introduced by Section 302 of the Taxpayer Relief Act of 1997, generally permits individuals with adjusted gross income of up to $95,000, and married couples with joint adjusted gross income of up to $150,000, to contribute to a "Roth IRA." Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

EDUCATION IRA. Established by the Taxpayer Relief Act of 1997, under Section 530 of the Code, this plan permits individuals to contribute to an IRA on behalf of any child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

                             DESCRIPTION OF SHARES

     Ownership of the Trust is represented by transferable shares of beneficial interest. The Declaration of Trust of the Trust (the "Declaration of Trust") permits the Trustees to issue an unlimited number of full and fractional shares, $.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

     Currently, five series of shares of the Trust have been authorized pursuant to the Declaration of Trust: the Government Securities Fund, the Federal Securities Fund, the Diversified Income Fund, the High Income Fund and the Tax Exempt Insured Fund. Except for the High Income Fund, each series has been divided into two classes of shares, designated as Class A and Class B shares. The High Income Fund series has been divided into three classes of shares, designated as Class A, Class B and Class C shares. The Trustees may authorize the creation of additional series of shares so as to be able to offer to investors additional investment portfolios within the Trust that would operate independently from the Trust's present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Trust's shares represents the interests of the shareholders of that series in a particular portfolio of Trust assets. In addition, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

     Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund's policies, only shareholders of the series affected by the matter may be entitled to vote.

     All classes of shares of a given series are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and an ongoing account maintenance and service fee, (iii) Class B and Class C shares are each subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class B shares convert automatically to Class A shares on the first business day of the month seven years after the purchase of such Class B Shares, (v) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of the Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, and (vi) each class of shares will be exchangeable only into the same class of shares of any other Fund or other funds in the SunAmerica Family of Mutual Funds that offers that class. All shares of the Trust issued and outstanding and all shares offered by the Prospectus when issued, are and will be fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

     The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

                             ADDITIONAL INFORMATION

Computation of Offering Price per Share
---------------------------------------

     The offering price for Class A and Class B shares of the Funds, based on the value of each Fund's net assets as of March 31, 1997, is calculated as follows:



[This area intentionally left blank.]

                                          Government Securities       Federal Securities        Diversified Income
------------------------------------------------------------------------------------------------------------------------
                                          Class A       Class B       Class A      Class B      Class A      Class B
------------------------------------------------------------------------------------------------------------------------

Net Assets                                $113,171,469  $289,039,834  $30,509,148  $18,929,222  $22,601,192  $78,081,433
Number  of  Shares                          13,546,280    34,580,049    2,936,039    1,816,306    5,145,977   17,734,431
Outstanding
Net Asset Value (net assets divided by    $       8.35  $       8.36  $     10.39  $     10.42  $      4.39  $      4.40
 number  of shares)
Sales Charge (for Class A Shares: 4.75%
 of offering price (6.10% of net asset
 value per share))*                       $       0.42       **       $      0.52      **       $      0.22      **

Offering Price                            $       8.77  $       8.36  $     10.91  $     10.42  $      4.61  $      4.40

                                                        High Income                Tax Exempt Insured
-----------------------------------------------------------------------------------------------------------
                                                        Class A       Class B      Class A      Class B
-----------------------------------------------------------------------------------------------------------
Net Assets                                              $ 41,139,198  $98,383,164  $98,375,528  $25,053,321
Number of Shares Outstanding                               5,828,578   13,921,621    7,968,704    2,028,803
Net Asset Value (net assets divided by number of        $       7.06  $      7.07  $     12.35  $     12.35
 shares)
Sales Charge (for Class A Shares: 4.75% of offering
 price (6.10% of net asset value per share)*            $       0.35      **       $      0.62      **

Offering Price                                          $       7.41  $      7.07  $     12.97  $     12.35

     * Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
     ** Class B shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares within six years of purchase.

REPORTS TO SHAREHOLDERS. The Trust sends audited annual and unaudited semi-annual reports to shareholders of each of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Trust to confirm transactions in the account.

CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Trust. Transfer agent functions are performed for State Street, by National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street. SunAmerica Fund Services, Inc., The

SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, acts as a servicing agent assisting State Street Bank and Trust Company in connection with certain services offered to the shareholders of each of the Funds.

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as the Trust's independent accountants and in that capacity examines the annual financial statements of the Trust. The firm of Shereff, Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, NY 10022, serves as legal counsel to the Trust.

                              FINANCIAL STATEMENTS

     Set forth following this Statement of Additional Information are the Trust's financial statements for the fiscal year ended March 31, 1997, and the Trust's unaudited financial statements for the semi-annual period ended September 30, 1997. The Annual Report is incorporated herein by reference to Post-Effective Amendment No. 22 of Registration Statement on Form N-1A filed on July 25, 1997.